Exhibit 99.1

SECOND QUARTER 2008
FINANCIAL SUPPLEMENT

If you need further information, please contact:

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking
-Traditional banking services for consumers and business
-Activities include lending and deposit taking, investments, insurance, financial planning, trust services, asset management, cash management, and health savings accounts
-Primarily southeastern US footprint, with approximately 200 financial centers in TN and nearby markets
-First Tennessee banking franchise and middle market lending are key businesses
-First Horizon Banks included for periods prior to divestiture
-Formerly included in prior "Retail/Commercial Banking" segment

Capital Markets
-Fixed income sales, trading, and strategies for institutional clients in U.S. and abroad
-Other capital markets products include:
-Equity research, portfolio advisory, structured finance, and investment banking
-Correspondent banking provides credit, depository, and other banking related services to other financial institutions
-Formerly included in prior "Retail/Commercial Banking" segment

National Specialty Lending
-Primarily portfolio lending activities such as consumer lending and construction lending outside Regional Banking footprint
-Construction lending includes national home builder, one-time close, and commercial real estate portfolios
-In January 2008, FHN announced the discontinuation of national home builder and commercial real estate lending through its First Horizon Construction Lending offices
-Consumer lending consists mainly of national retail-originated home equity loans and lines
-Formerly included in prior "Retail/Commercial Banking" segment

Mortgage Banking
-Primarily consists of first lien mortgage originations and servicing
-Minimal change compared to prior segment disclosure

Corporate
- Includes executive management, enterprise-wide risk management, corporate finance, corporate communications and legal functions
-Also includes funding function for the corporation and any impact from balance sheet positioning
-Minimal change compared to prior segment disclosure

PERFORMANCE HIGHLIGHTS

Summary of Second Quarter 2008 Significant Items (in millions)

Segment	Item	Income Statement	Pre-Tax	Comments

Regional Banking	Loan losses	Provision for loan losses	$(89.4)	Provisioning for deterioration in commercial portfolio and remodeled home equity expectations.

Capital Markets	Loan losses	Provision for loan losses	$(18.5)	Provisioning for deterioration in correspondent banking loans.

National Specialty Lending	Loan losses	Provision for loan losses	$(108.1)	Provisioning reflects deterioration in national construction and home equity portfolios.

	Repurchase reserves	Noninterest income: Revenue from loan sales and securitizations	$(8.7)	Increase in estimated loan repurchase obligation from prior sales of consumer loans due to increased repurchase activity.

	Residual valuation adjustment	Noninterest income: Revenue from loan sales and securitizations	$(7.2)	Reduction in valuation of residual interest in prior securitizations primarily due to credit risk.

Mortgage Banking	Foreclosure reserve	Noninterest income: Mortgage Banking	$(15.9)	Increase in estimated loan repurchase obligations from prior loan sales.

Corporate	Debt repurchases	Noninterest income: other	$12.6	Gains on repurchases of $152.1 million of debt.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest expense: Various	$(16.3)	Expenses from severance, office closures and Mortgage and First Horizon Bank divestitures. Detailed further on page 6.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest income: Various	$(9.7)	Transaction costs for sales of MSR. Disposition of First Horizon Bank Atlanta branches. Detailed further on page 6.

(Second Quarter 2008 vs. First Quarter 2008)

Asset Quality
- Provision decreased to $220.0 million in the current quarter compared to $240.0 million in in first quarter 2008
- Portfolio deterioration in current quarter due to declining economic conditions
- Continuing commercial portfolio grade deterioration
- More rapid deterioration of homebuilder finance portfolio in high risk states
- Consumer portfolios experiencing increased loss severities
- Home equity loss trends prompted the need for additional reserves given increased loss severities being experienced
- Net charge-offs were 235 annualized basis points of average loans driven by national construction, home equity and C&I portfolios
- Net charge-offs of $127.7 million in current quarter compared to $99.1 million in prior quarter
- Charging off almost all impaired commercial loan balances down to most likely estimate of collateral value net of costs to sell
- NPAs increased to 388 basis points from 278 basis points reflecting portfolio deterioration from current economic conditions
- Total NPAs increased to $876.2 million from $620.9 million primarily from deterioration in national construction portfolios
- Allowance as a percentage of loans ratio increased to 259 basis points from 220 basis points in prior quarter

Capital
- Common stock issuance increased equity by $659.8 million
- 69 million additional common shares outstanding
- Declared quarterly dividend payable in common stock
- Current ratios significantly benefit from equity issuance (estimated based on period end balances)
- 7.0% for tangible common equity to tangible assets
- 10.4% for Tier I
- 15.0% for Total Capital

PERFORMANCE HIGHLIGHTS (continued)

(Second Quarter 2008 vs. First Quarter 2008)

Regional Banking
- Net interest margin remained stable at 4.38% compared to 4.39% in first quarter
- Reflects improved ability to pass through effects Federal Reserve rate cuts to deposit customers
- Noninterest income increased to $92.5 million from $87.1 million
- Seasonal increase in fee income, primarily from deposit accounts
- Provision expense in current quarter primarily reflects grade migration in commercial loans and remodeled home equity expectations
- Noninterest expense remained flat at $150.3 million compared to $150.5 million in prior quarter
- Effects of efficiency initiatives and seasonal decreases in personnel costs offset by increase in unfunded commitment reserve
- Completed disposition of final 9 First Horizon Bank branches in Atlanta

Capital Markets
- Fixed income revenues were $105.0 million in current quarter compared to $152.2 million in prior quarter
- Continuing strength due to Federal Reserve's rate reductions resulting in a steeper yield curve
- Decline from prior quarter's record levels was anticipated as Federal Reserve slowed the pace of rate decreases
- Other product revenues increased to $19.6 million from $(18.3) million
- $36.2 million LOCOM adjustment on trust preferred warehouse recognized in prior quarter
- Net trust preferred warehouse of $345.3 million transferred to portfolio during current quarter
- Provision increased to $18.5 million from $15.0 million to reflect deterioration of correspondent banking loans
- Decrease in noninterest expense resulted from lower production levels

National Specialty Lending
- Total loans declined to $8.6 billion from $9.1 billion reflecting continuing wind down
- Produced a sequential decline in net interest income
- Net interest margin increased to 2.40% compared to 2.31% in first quarter
- Primarily results from wider spreads on consumer loans
- Provision for loan losses continues to reflect deterioration within national construction and home equity portfolios
- Contraction of portfolios will continue since origination activity has been significantly curtailed
- Noninterest income declined sequentially
- Expense of $8.7 million recognized in current quarter as repurchase reserves were increased
- Value of residual interests in prior securitizations declined by $7.2 million primarily due to credit risk adjustments
- Remaining value of $3.8 million
- Partially offset by first quarter decline in valuation of servicing rights due to interest rate changes
- Noninterest expense increased primarily due to the higher foreclosure losses

Mortgage Banking
- Net effect of adopting new accounting standards negatively affected pre-tax earnings by $7.2 million
- $42.4 million positive effect on first quarter 2008
- Increased origination income
- 2% decrease in deliveries and 9% decrease in originations
- Originations remain strong as lower rates are driving refinance activity
- Gain (loss) on sale margin improved to 118 basis points from (20) basis points
- Significantly higher percentage of government loans in current quarter
- Gains from favorable rate moves at the end of the current quarter
- LOCOM adjustments of $8.3 million in current quarter compared to $17.0 million in prior quarter
- Hedging results positively impacted earnings by $16.5 million vs. $32.7 million in first quarter
- Resulted from yield curve steepening at a slower rate in current quarter in comparison to prior quarter
- Foreclosure reserves expense of $15.9 million in current quarter related to increased repurchase activity
- Net interest income increased in line with increase in warehouse spread
- Servicing runoff stable at $37.1 million for current quarter from $37.4 million in prior quarter
- Noninterest expense remained relatively flat at $149.1 million in current quarter compared to $147.5 million in prior quarter
- Declines in personnel costs from lower production volumes and seasonality were offset by increase in foreclosure losses
- Provision of $4.0 million in current quarter due to deterioration of loans previously moved to portfolio
- Approximately $330 million of jumbo loans were transferred to the loan portfolio in second quarter
- Future jumbo originations, represented in current lending commitments only, will also be for the portfolio
- $7.6 million reserve for unfunded commitments represents prior value of associated derivative interest rate locks

Taxes
- Approximate $8 million positive quarterly effect from permanent tax credits
- $3.1 million positive pre-tax impact in current quarter from resolution of state tax audits

Corporate Segment
- $12.6 million of gains recognized in current quarter related to repurchases of debt
- $152.1 million of debt repurchased with maturity dates ranging from January 2009 to February 2011
- Net charges of $26.0 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
- Current quarter included $16.2 million of expenses, including $5.8 million of asset impairments
- $9.3 million of transaction costs from sale of mortgage servicing rights presented as reduction of Mortgage Banking income
- $0.4 million of losses related to First Horizon bank branch sales presented in (Losses)/Gains on Divestitures
- Prior quarter included $21.3 million of net charges for these initiatives
- Prior quarter included $95.9 million improvement in pre-tax earnings from Visa IPO
- Equity securities gains of $65.9 million for shares redeemed in conjunction with IPO
- $30.0 million of expense reversals associated with Visa's funding of escrow account for certain Visa litigation matters

EFFICIENCY AND RESTRUCTURING INITIATIVES
Unaudited

Charges for Restructuring, Repositioning, and Efficiency

By Income Statement Impact (Thousands, rounded)	2Q08	1Q08	4Q07	3Q07	2Q07
Provision for loan losses	$-	$-	$-	$-	$7,700
Noninterest income
Mortgage banking	(9,300)	(2,700)	(6,400)	-	-
Losses/gains on divestitures	(400)	(1,000)	15,700	-	-
Noninterest expense
Employee compensation, incentives, and benefits	5,700	7,400	8,400	9,300	8,000
Occupancy	3,400	1,000	5,500	5,100	3,700
Operations services	-	-	400	-	-
Equipment rentals, depreciation, and maintenance	4,200	-	500	800	5,200
All other expense	3,000	9,200	21,100	17,600	14,700
Total Income before income taxes	$(26,000)	$(21,300)	$(26,600)	$(32,800)	$(39,300)

Expect $35 to $50 million of cumulative changes throughout remainder of 2008, primarily associated with mortgage divestiture.

CONSOLIDATED SUMMARY INCOME STATEMENT
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07
Net interest income	$238,895	$228,092	$225,987	$237,804	$239,432	5%	*
Noninterest income	400,018	383,130	103,429	203,475	281,313	4%	42%
Securities (losses)/gains, net	(972)	65,946	(10,442)	-	(1,014)	NM	NM
Total revenue	637,941	677,168	318,974	441,279	519,731	(6)%	23%
Noninterest expense	465,843	438,277	561,559	421,622	457,240	6%	2%
Provision	220,000	240,000	156,519	43,352	44,408	(8)%	395%
Pretax (loss)/income	(47,902)	(1,109)	(399,104)	(23,695)	18,083	NM	NM
Benefit for income taxes	(28,821)	(8,146)	(146,342)	(9,330)	(3,861)	NM	NM
(Loss)/income from continuing operations	(19,081)	7,037	(252,762)	(14,365)	21,944	NM	NM
Income from discontinued operations, net of tax	-	883	4,137	209	179	NM	NM
Net (loss)/income	$(19,081)	$7,920	$(248,625)	$(14,156)	$22,123	NM	NM
Common Stock Data
Diluted EPS from continuing operations	$(.11)	$.06	$(2.00)	$(.11)	$.17	NM	NM
Diluted EPS	(.11)	.06	(1.97)	(.11)	.17	NM	NM
Diluted shares	171,680	126,660	126,089	126,058	128,737	36%	33%
Period-end shares outstanding	195,751	126,786	126,366	126,388	126,237	54%	55%
Dividends declared per share	$.20	$.20	$.45	$.45	$.45	-	(56)%
Key Ratios & Other
Return on average assets	(.21)%	.09%	(2.65)%	(.15)%	.23%
Return on average equity	(3.02)%	1.47%	(42.52)%	(2.31)%	3.57%
Net interest margin	3.01%	2.81%	2.77%	2.87%	2.79%
Tax rate	NM	NM	NM	NM	NM
Efficiency ratio	73.02%	64.72%	176.05%	95.55%	87.98%
FTE employees	9,245	9,555	9,941	11,052	11,903	(3)%	(22)%
NM - Not meaningful
* Amount is less than one percent

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07
Interest income	$415,485	$476,443	$545,136	$582,735	$594,903	(13)%	(30)%
Less interest expense	176,590	248,351	319,149	344,931	355,471	(29)%	(50)%
Net interest income	238,895	228,092	225,987	237,804	239,432	5%	*
Provision for loan losses	220,000	240,000	156,519	43,352	44,408	(8)%	395%
Net interest income after
provision for loan losses	18,895	(11,908)	69,468	194,452	195,024	(259)%	(90)%
Noninterest income:
Capital markets	122,338	131,457	98,482	63,722	85,054	(7)%	44%
Deposit transactions
and cash management	46,797	42,553	47,971	44,863	43,079	10%	9%
Mortgage banking (a) (b) (c) (d)	172,418	158,712	(113,965)	39,022	71,300	9%	142%
Trust services and investment
management	8,883	9,109	10,097	9,922	10,628	(2)%	(16)%
Insurance commissions	6,822	8,144	7,529	6,747	7,674	(16)%	(11)%
Revenue from loan sales and securitizations (e)	(6,984)	(4,097)	(171)	4,774	9,615	70%	(173)%
Securities (losses)/gains, net	(972)	65,946	(10,442)	-	(1,014)	NM	(4)%
(Losses)/gains on divestitures (a)	(429)	(995)	15,695	-	-	(57)%	NM
Other	50,173	38,247	37,791	34,425	53,963	31%	(7)%
Total noninterest income	399,046	449,076	92,987	203,475	280,299	(11)%	42%
Adjusted gross income after
provision for loan losses	417,941	437,168	162,455	397,927	475,323	(4)%	(12)%
Noninterest expense:
Employee compensation,
incentives and benefits (a) (d)	277,078	287,470	226,905	236,683	258,191	(4)%	7%
Occupancy (a)	30,018	28,591	34,209	34,778	33,402	5%	(10)%
Operations services (a)	19,124	18,964	20,148	18,774	17,457	1%	10%
Equipment rentals, depreciation
and maintenance (a)	18,268	15,011	16,252	17,270	21,791	22%	(16)%
Communications and courier (d)	11,477	11,004	10,664	10,959	10,746	4%	7%
Amortization of intangible assets	2,182	2,440	2,864	2,647	2,623	(11)%	(17)%
Goodwill impairment	-	-	71,074	13,010	-	NM	NM
Other (a) (d)	107,696	74,797	179,443	87,501	113,030	44%	(5)%
Total noninterest expense	465,843	438,277	561,559	421,622	457,240	6%	2%
Pretax (loss)/income	(47,902)	(1,109)	(399,104)	(23,695)	18,083	NM	(365)%
(Benefit) for income taxes	(28,821)	(8,146)	(146,342)	(9,330)	(3,861)	254%	646%
(Loss)/income from continuing operations	$(19,081)	7,037	(252,762)	(14,365)	21,944	(371)%	(187)%
Income from discontinued operations,
net of tax	-	883	4,137	209	179	(100)%	(100)%
Net (loss)/income	$(19,081)	$7,920	$(248,625)	$(14,156)	$22,123	(341)%	(186)%
* Amount is less than one percent.
NM - Not meaningful

2Q08 Key Impacts
(a)						Includes a portion of net charges for $26.0 million, see Restructuring, Repositioning and Efficiency Initiatives page for further details
(b)	Includes LOCOM and other loan sale adjustments
(c)	Include effects of electing fair value for mortgage warehouse loans
(d)	Includes effect of adopting new accounting standards
(e)						Includes effect of expenses for consumer lending repurchase reserves and changes in value of residual interests in consumer lending securitizations

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Other Income
Brokerage management fees and
commissions	$8,690	$8,413	$8,747	$9,189	$10,263	3%	(15)%
Bank owned life insurance	6,343	6,962	6,697	6,260	6,250	(9)%	1%
Bankcard income	5,728	5,540	6,221	6,329	6,319	3%	(9)%
Other service charges	3,189	3,396	3,357	3,581	3,677	(6)%	(13)%
Remittance processing	3,206	3,273	3,450	3,171	3,330	(2)%	(4)%
Reinsurance fees	3,320	3,145	2,794	2,418	2,056	6%	61%
ATM interchange fees	2,238	2,238	2,224	2,200	2,131	-	5%
Deferred compensation	1,325	(6,550)	(1,667)	526	7,603	NM	(83)%
Letter of credit	1,274	1,458	1,759	1,864	1,495	(13)%	(15)%
Electronic banking fees	1,572	1,618	1,636	1,631	1,639	(3)%	(4)%
Check clearing fees	887	862	1,125	1,275	1,284	3%	(31)%
Federal flood certifications	1,259	1,523	1,084	1,207	1,383	(17)%	(9)%
Other	11,142	6,369	364	(5,226)	6,533	75%	71%
Total	$50,173	$38,247	$37,791	$34,425	$53,963	31%	(7)%

Other Expense
Legal and professional fees (a)	$14,030	$15,022	$17,629	$13,532	$14,130	(7)%	(1)%
Computer software (a)	8,120	7,956	26,185	9,334	9,237	2%	(12)%
Advertising and public relations (a)	7,179	9,327	10,297	10,475	11,312	(23)%	(37)%
Travel and entertainment (a)	5,672	5,027	5,829	7,065	7,391	13%	(23)%
Low income housing expense	4,815	4,566	6,605	4,483	5,082	5%	(5)%
Contract employment (a)	7,359	5,584	5,202	5,770	5,549	32%	33%
Distributions on preferred stock
of subsidiary	2,844	4,061	4,679	4,761	4,701	(30)%	(40)%
Foreclosed real estate	10,720	6,362	8,871	1,393	3,492	69%	207%
Supplies (a)	2,942	3,020	3,496	3,382	3,430	(3)%	(14)%
Loan closing costs (b)	11,718	13,060	1,279	4,857	3,623	(10)%	223%
Customer relations	2,544	1,707	2,834	2,605	2,420	49%	5%
Other insurance and taxes	2,036	1,758	2,684	1,751	2,003	16%	2%
Employee training and dues	1,632	1,398	1,183	1,703	2,028	17%	(20)%
Fed services fees	1,941	1,611	1,463	1,540	1,599	20%	21%
Complimentary check expense	1,154	1,298	1,206	1,237	1,324	(11)%	(13)%
Loan insurance expense	1,198	1,113	1,073	1,123	1,167	8%	3%
Bank examination costs	1,054	1,053	1,142	1,141	1,091	*	(3)%
Deposit insurance premium	3,403	2,827	1,223	615	606	20%	462%
Other (a)	17,335	(11,953)	76,563	10,734	32,845	NM	(47)%
Total	$107,696	$74,797	$179,443	$87,501	$113,030	44%	(5)%
* Amount is less than one percent
NM - Not meaningful

2Q08 Key Impacts
(a) Includes a portion of net charges for $3.0 million, see Efficiency and Restructuring Initiatives
(b) Includes effect of electing fair value for mortgage warehouse loans

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Assets
Investment securities	$2,896,928	$3,034,798	$3,032,791	$3,076,360	$3,374,853	(5)%	(14)%
Loans held for sale	2,554,030	3,616,018	3,461,712	2,900,464	3,330,489	(29)%	(23)%
Loans held for sale-divestiture (a)	-	207,672	289,878	565,492	-	(100)%	NM
Loans, net of unearned income	22,225,232	21,932,020	22,103,516	21,973,004	22,382,303	1%	(1)%
Federal funds sold and securities
purchased under agreements to resell	1,166,982	898,615	1,089,495	1,096,624	1,121,052	30%	4%
Interest bearing deposits with other financial institutions	39,829	46,382	39,422	30,993	58,241	(14)%	(32)%
Trading securities	1,473,815	1,553,053	1,768,763	1,734,653	2,291,704	(5)%	(36)%
Trading securities-divestiture (a)	89,239	-	-	-	-	NM	NM
Total earning assets	30,446,055	31,288,558	31,785,577	31,377,590	32,558,642	(3)%	(6)%
Cash and due from banks	838,376	851,875	1,170,220	936,707	799,428	(2)%	5%
Capital markets receivables	994,571	1,680,057	524,419	1,219,720	1,240,456	(41)%	(20)%
Mortgage servicing rights, net	903,634	895,923	1,159,820	1,470,589	1,522,966	1%	(41)%
Mortgage servicing rights, net-divestiture (a)	235,761	-	-	-	-	NM	NM
Goodwill	192,408	192,408	192,408	267,228	279,825	-	(31)%
Other intangible assets, net	48,615	52,017	56,907	58,738	61,947	(7)%	(22)%
Premises and equipment, net	344,410	382,488	399,305	411,515	438,807	(10)%	(22)%
Real estate acquired by foreclosure	141,857	106,018	103,982	75,656	67,499	34%	110%
Allowance for loan losses	(575,149)	(483,203)	(342,341)	(236,611)	(229,919)	19%	150%
Other assets	1,908,795	2,293,045	1,949,308	1,874,497	1,654,433	(17)%	15%
Other assets-divestiture (a)	70,628	8,759	15,856	22,623	-	706%	NM
Total assets	$35,549,961	$37,267,945	$37,015,461	$37,478,252	$38,394,084	(5)%	(7)%

Liabilities and Shareholders' Equity
Deposits
Savings	$4,041,352	$4,217,215	$3,872,684	$3,592,732	$3,520,757	(4)%	15%
Other interest-bearing deposits	1,880,678	1,986,556	1,946,933	1,674,624	1,822,076	(5)%	3%
Time deposits	2,468,521	2,648,339	2,826,301	2,822,792	2,885,307	(7)%	(14)%
Interest bearing deposits-divestiture (a)	-	99,370	189,051	361,368	-	(100)%	NM
Total interest-bearing core deposits	8,390,551	8,951,480	8,834,969	8,451,516	8,228,140	(6)%	2%
Noninterest-bearing deposits	4,453,332	4,995,696	5,026,417	4,928,233	5,516,735	(11)%	(19)%
Noninterest-bearing deposits-divestiture (a)	296,632	18,197	28,750	72,404	-	NM	NM
Total core deposits	13,140,515	13,965,373	13,890,136	13,452,153	13,744,875	(6)%	(4)%
Certificates of deposit $100,000 and more	1,953,432	2,222,016	3,129,532	5,142,169	8,016,808	(12)%	(76)%
Certificates of deposit $100,000 and more-divestiture (a)	-	1,153	12,617	41,037	-	(100)%	NM
Total deposits	15,093,947	16,188,542	17,032,285	18,635,359	21,761,683	(7)%	(31)%
Federal funds purchased and securities
sold under agreements to repurchase	2,620,014	3,678,217	4,829,597	4,039,827	3,841,251	(29)%	(32)%
Federal funds purchased and securities
sold under agreements to repurchase-divestiture (a)	-	11,572	20,999	-	-	(100)%	NM
Trading liabilities	464,225	531,259	556,144	543,060	658,533	(13)%	(30)%
Commercial paper and other short-term borrowings	5,998,810	4,753,582	3,422,995	2,396,316	246,815	26%	NM
Term borrowings	5,783,407	6,060,795	6,027,967	5,980,513	5,828,138	(5)%	(1)%
Other collateralized borrowings	767,010	809,273	800,450	820,040	821,966	(5)%	(7)%
Total long-term debt	6,550,417	6,870,068	6,828,417	6,800,553	6,650,104	(5)%	(1)%
Capital markets payables	868,883	1,688,870	586,358	1,053,349	1,144,029	(49)%	(24)%
Other liabilities	959,476	1,136,461	1,305,868	1,253,295	1,332,910	(16)%	(28)%
Other liabilities-divestiture (a)	1,466	1,870	1,925	39,389	-	(22)%	NM
Total liabilities	32,557,238	34,860,441	34,584,588	34,761,148	35,635,325	(7)%	(9)%
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,277	-	-
Shareholders' Equity
Common stock	122,345	79,242	78,979	78,992	78,898	54%	55%
Capital surplus	980,428	362,823	361,826	360,016	352,138	170%	178%
Undivided profits	1,646,272	1,704,559	1,742,892	2,048,689	2,120,014	(3)%	(22)%
Accumulated other comprehensive loss, net	(51,599)	(34,397)	(48,101)	(65,870)	(87,568)	50%	(41)%
Total shareholders' equity	2,697,446	2,112,227	2,135,596	2,421,827	2,463,482	28%	9%
Total liabilities and shareholders' equity	$35,549,961	$37,267,945	$37,015,461	$37,478,252	$38,394,084	(5)%	(7)%
* Amount is less than one percent
NM - Not meaningful
(a) Second quarter 2008 associated with the sale of certain mortgage operations, prior periods associated with the sale of First Horizon Bank branches

CONSOLIDATED AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

							2Q08 Change vs.
(Thousands)		2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Average Loans (Net)
Commercial
	Commercial, financial and industrial	$7,212,907	$7,121,890	$6,957,498	$7,061,103	$7,292,380	1%	(1)%
	Real estate commercial (a)	1,401,267	1,347,377	1,301,866	1,363,363	1,260,196	4%	11%
	Real estate construction (b)	2,481,680	2,713,253	2,825,210	2,875,296	2,919,522	(9)%	(15)%
	Total commercial loans	11,095,854	11,182,520	11,084,574	11,299,762	11,472,098	(1)%	(3)%
Retail
	Real estate residential (c)	7,878,845	7,774,415	7,605,345	7,601,422	7,854,784	1%	*
	Real estate construction (d)	1,666,007	1,909,061	2,096,561	2,144,902	2,095,021	(13)%	(20)%
	Other retail	138,242	141,961	144,116	149,714	149,976	(3)%	(8)%
	Credit card receivables	193,850	195,081	201,153	194,376	194,732	(1)%	*
	Real estate loans pledged against
	other collateralized borrowings (e)	735,828	755,071	779,013	808,247	543,771	(3)%	35%
	Total retail loans	10,612,772	10,775,589	10,826,188	10,898,661	10,838,284	(2)%	(2)%
	Total loans, net of unearned income	$21,708,626	$21,958,109	$21,910,762	$22,198,423	$22,310,382	(1)%	(3)%

Period-End Loans (Net)
Commercial
	Commercial, financial and industrial	$7,717,110	$7,238,630	$7,140,087	$6,978,643	$7,218,582	7%	7%
	Real estate commercial (a)	1,463,726	1,345,526	1,294,922	1,326,261	1,389,963	9%	5%
	Real estate construction (b)	2,271,533	2,602,968	2,753,475	2,828,545	2,830,856	(13)%	(20)%
	Total commercial loans	11,452,369	11,187,124	11,188,484	11,133,449	11,439,401	2%	*
Retail
	Real estate residential (c)	8,196,622	7,858,109	7,791,885	7,544,048	7,614,887	4%	8%
	Real estate construction (d)	1,513,845	1,814,863	2,008,289	2,160,593	2,158,775	(17)%	(30)%
	Other retail	138,970	138,253	144,019	144,526	149,157	1%	(7)%
	Credit card receivables	195,703	191,119	204,812	196,967	194,715	2%	1%
	Real estate loans pledged against
	other collateralized borrowings (e)	727,723	742,552	766,027	793,421	825,368	(2)%	(12)%
	Total retail loans	10,772,863	10,744,896	10,915,032	10,839,555	10,942,902	*	(2)%
	Total loans, net of unearned income	$22,225,232	$21,932,020	$22,103,516	$21,973,004	$22,382,303	1%	(1)%
* Amount is less than one percent

(a)	Includes nonconstruction income property loans
(b)	Includes home builder, condominium, and income property construction loans
(c)	Includes home equity loans, home equity lines of credit and permanent mortgages
(d)	Includes one-time close product
(e)	Includes on balance sheet securitizations of home equity loans

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Assets:
Earning assets:
Loans, net of unearned income*	$21,708,626	$21,958,109	$21,910,762	$22,198,423	$22,310,382	(1)%	(3)%
Loans held for sale	3,606,621	3,728,008	3,337,237	3,963,650	4,087,446	(3)%	(12)%
Loans held for sale-divestiture (a)	-	248,751	467,424	-	-	(100)%	NM
Investment securities:
U.S. Treasuries	47,123	43,305	36,062	151,831	156,865	9%	(70)%
U.S. government agencies	2,649,651	2,725,948	2,787,078	2,836,619	3,005,463	(3)%	(12)%
States and municipalities	31,347	12,847	1,740	1,750	1,769	144%	1672%
Other	257,907	232,472	230,808	237,291	232,850	11%	11%
Total investment securities	2,986,028	3,014,572	3,055,688	3,227,491	3,396,947	(1)%	(12)%
Capital markets securities inventory	1,630,501	1,961,964	1,934,055	1,810,703	2,546,668	(17)%	(36)%
Mortgage banking trading securities	387,469	405,579	527,453	545,201	528,457	(4)%	(27)%
Mortgage banking trading securities-divestiture (a)	981	-	-	-	-	NM	NM
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,275,548	1,304,707	1,237,957	1,224,193	1,442,951	(2)%	(12)%
Interest bearing deposits with other financial institutions	36,573	46,093	28,968	41,118	32,310	(21)%	13%
Total other earning assets	1,312,121	1,350,800	1,266,925	1,265,311	1,475,261	(3)%	(11)%
Total earning assets	31,632,347	32,667,783	32,499,544	33,010,779	34,345,161	(3)%	(8)%
Allowance for loan losses	(529,124)	(359,600)	(246,916)	(236,188)	(229,157)	47%	131%
Cash and due from banks	697,013	786,693	846,793	788,636	804,816	(11)%	(13)%
Capital markets receivables	251,667	297,908	182,358	141,519	165,433	(16)%	52%
Premises and equipment, net	373,403	390,291	407,212	435,480	443,428	(4)%	(16)%
Other assets	3,712,192	3,367,729	3,540,575	3,613,812	3,540,463	10%	5%
Other assets-divestiture (a)	8,603	11,581	20,868	-	-	(26)%	NM
Total assets	$36,146,101	$37,162,385	$37,250,434	$37,754,038	$39,070,144	(3)%	(7)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest bearing deposits-divestiture (a)	$30,695	$127,352	$292,615	$-	$-	(76)%	NM
Other interest-bearing deposits	1,911,341	1,922,506	1,685,749	1,777,982	1,892,479	(1)%	1%
Savings	4,180,739	4,134,308	3,749,222	3,475,981	3,538,198	1%	18%
Time deposits	2,530,300	2,763,335	2,850,719	2,913,872	2,874,932	(8)%	(12)%
Total interest-bearing core deposits	8,653,075	8,947,501	8,578,305	8,167,835	8,305,609	(3)%	4%
Certificates of deposit $100,000 and more	2,022,972	2,696,781	4,464,070	6,802,371	8,271,191	(25)%	(76)%
Certificates of deposit $100,000 and more-divestiture (a)	279	4,770	30,499	-	-	(94)%	NM
Federal funds purchased and securities
sold under agreements to repurchase	3,810,955	5,236,736	4,936,968	4,964,072	4,967,888	(27)%	(23)%
Federal funds purchased and securities
sold under agreements to repurchase-divestiture (a)	3,102	16,171	33,370	-	-	(81)%	NM
Capital markets trading liabilities	768,565	846,369	812,969	773,576	1,054,718	(9)%	(27)%
Commercial paper and other short-term
borrowings	5,513,454	3,850,704	2,651,882	1,165,801	560,721	43%	883%
Long term debt:
Term borrowings	5,886,694	6,013,433	5,981,215	5,837,370	5,887,063	(2)%	**
Other collateralized borrowings	792,388	790,811	813,075	807,143	550,604	**	44%
Total long-term debt	6,679,082	6,804,244	6,794,290	6,644,513	6,437,667	(2)%	4%
Total interest-bearing liabilities	27,451,484	28,403,276	28,302,353	28,518,168	29,597,794	(3)%	(7)%
Noninterest-bearing deposits	4,619,333	4,743,479	4,838,363	5,096,766	5,304,752	(3)%	(13)%
Other noninterest-bearing deposits-divestiture (a)	8,902	21,327	54,928	-	-	(58)%	NM
Capital markets payables	232,282	292,846	173,351	139,170	182,960	(21)%	27%
Other liabilities	995,931	1,234,695	1,262,345	1,276,262	1,206,237	(19)%	(17)%
Other liabilities-divestiture (a)	1,022	2,335	3,885	-	-	(56)%	NM
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,277	-	-
Shareholders' equity	2,541,870	2,169,150	2,319,932	2,428,395	2,483,124	17%	2%
Total liabilities and shareholders' equity	$36,146,101	$37,162,385	$37,250,434	$37,754,038	$39,070,144	(3)%	(7)%
* Includes loans on nonaccrual status
** Amount is less than one percent
(a) Second quarter 2008 associated with the sale of certain mortgage operations, prior periods associated with the sale of First Horizon Bank branches.

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Assets:
Earning assets:
Loans, net of unearned income*	$285,539	$331,803	$385,027	$413,376	$413,340	(14)%	(31)%
Loans held for sale	54,217	58,438	62,249	66,570	65,923	(7)%	(18)%
Investment securities:
U.S. Treasuries	249	340	434	1,856	1,853	(27)%	(87)%
U.S. government agencies	36,573	37,954	39,027	40,293	42,474	(4)%	(14)%
States and municipalities	324	220	4	4	4	47%	NM
Other	2,159	2,290	2,904	2,838	2,776	(6)%	(22)%
Total investment securities	39,305	40,804	42,369	44,991	47,107	(4)%	(17)%
Capital markets securities inventory	18,131	22,652	25,261	25,321	34,087	(20)%	(47)%
Mortgage banking trading securities	12,120	13,363	16,436	16,647	16,029	(9)%	(24)%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	6,266	9,341	13,485	15,297	18,142	(33)%	(65)%
Interest bearing deposits with other financial institutions	189	357	450	705	410	(47)%	(54)%
Total other earning assets	6,455	9,698	13,935	16,002	18,552	(33)%	(65)%
Total earning assets/interest income	$415,767	$476,758	$545,277	$582,907	$595,038	(13)%	(30)%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$3,556	$5,906	$5,976	$6,179	$6,808	(40)%	(48)%
Savings	18,362	25,888	30,864	29,140	29,919	(29)%	(39)%
Time deposits	25,540	31,502	35,234	34,745	33,555	(19)%	(24)%
Total interest-bearing core deposits	47,458	63,296	72,074	70,064	70,282	(25)%	(32)%
Certificates of deposit $100,000 and more	17,361	31,069	59,851	92,556	110,630	(44)%	(84)%
Federal funds purchased and securities
sold under agreements to repurchase	17,834	38,521	52,635	60,287	61,745	(54)%	(71)%
Capital markets trading liabilities	9,400	9,615	10,588	10,295	14,272	(2)%	(34)%
Commercial paper and other short-term
borrowings	31,591	31,527	30,229	14,827	7,187	**	340%
Long term debt:
Term borrowings	47,129	66,303	82,870	85,241	83,529	(29)%	(44)%
Other collateralized borrowings	5,817	8,020	10,902	11,661	7,826	(27)%	(26)%
Total long-term debt	52,946	74,323	93,772	96,902	91,355	(29)%	(42)%
Total interest-bearing liabilities/interest expense	$176,590	$248,351	$319,149	$344,931	$355,471	(29)%	(50)%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest income-tax equivalent basis	$239,177	$228,407	$226,128	$237,976	$239,567	5%	**
Fully taxable equivalent adjustment	(282)	(315)	(141)	(172)	(135)	(10)%	109%
Net interest income	$238,895	$228,092	$225,987	$237,804	$239,432	5%	**
* Includes loans on nonaccrual status
** Amount is less than one percent.
Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income
NM - Not meaningful

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES
Quarterly, Unaudited

(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07

Assets:
Earning assets:
Loans, net of unearned income*	5.29%	6.07%	6.98%	7.39%	7.43%
Loans held for sale	5.70	5.88	6.54	6.72	6.45
Investment securities:
U.S. Treasuries	2.13	3.15	4.77	4.85	4.74
U.S. government agencies	5.52	5.57	5.60	5.68	5.65
States and municipalities	4.14	6.87	.82	.83	.98
Other	3.35	3.94	5.03	4.78	4.77
Total investment securities	5.27	5.41	5.55	5.57	5.55
Capital markets securities inventory	4.45	4.62	5.22	5.59	5.35
Mortgage banking trading securities	12.48	13.18	12.46	12.21	12.13
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1.98	2.88	4.32	4.96	5.04
Interest bearing deposits with other financial institutions	2.08	3.11	6.17	6.80	5.10
Total other earning assets	1.98	2.89	4.36	5.02	5.04
Total earning assets/interest income	5.24%	5.86%	6.67%	7.02%	6.94%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	.74%	1.19%	1.33%	1.38%	1.44%
Savings	1.76	2.50	3.19	3.33	3.39
Time deposits	4.06	4.55	4.73	4.73	4.68
Total interest-bearing core deposits	2.21	2.85	3.33	3.40	3.39
Certificates of deposit $100,000 and more	3.45	4.63	5.28	5.40	5.36
Federal funds purchased and securities
sold under agreements to repurchase	1.88	2.95	4.20	4.82	4.99
Capital markets trading liabilities	4.92	4.57	5.17	5.28	5.43
Commercial paper and other short-term
borrowings	2.30	3.29	4.52	5.05	5.14
Long term debt:
Term borrowings	3.20	4.41	5.55	5.85	5.68
Other collateralized borrowings	2.94	4.06	5.36	5.78	5.69
Total long-term debt	3.17	4.37	5.52	5.84	5.68
Total interest-bearing liabilities/interest expense	2.58%	3.51%	4.49%	4.81%	4.81%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Other liabilities - divestiture
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest spread	2.66%	2.35%	2.18%	2.21%	2.13%
Effect of interest-free sources used to fund
earning assets	.35	.46	.59	.66	.66
Net interest margin	3.01%	2.81%	2.77%	2.87%	2.79%
* Includes loans on nonaccrual status
Yields are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

First Liens
Fair value beginning balance	$865,855	$1,122,415	$1,429,245	$1,481,727	$1,500,337	(23)%	(42)%
Addition of mortgage servicing rights	100,305	78,871	67,300	97,084	100,550
Reductions due to loan payments	(38,598)	(37,448)	(40,930)	(48,964)	(62,661)
Reductions due to sale	(72,271)	(43,842)	(96,502)	-	-
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	255,890	(254,076)	(236,695)	(100,602)	118,048
Reclassification to trading assets	-	-	-	-	(174,547)
Other changes in fair value	23	(65)	(3)	-	-
Fair value ending balance	$1,111,204	$865,855	$1,122,415	$1,429,245	$1,481,727	28%	(25)%

Second Liens
Fair value beginning balance	$20,126	$25,832	$28,747	$27,608	$25,710	(22)%	(22)%
Addition of mortgage servicing rights	-	-	-	3,587	3,997
Reductions due to loan payments	(1,737)	(2,617)	(2,097)	(2,559)	(2,169)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(254)	(3,089)	(834)	32	67
Other changes in fair value	3	-	16	79	3
Fair value ending balance	$18,138	$20,126	$25,832	$28,747	$27,608	(10)%	(34)%

HELOC
Fair value beginning balance	$9,942	$11,573	$12,597	$13,631	$13,994	(14)%	(29)%
Addition of mortgage servicing rights	215	887	174	87	791
Reductions due to loan payments	(491)	(707)	(736)	(1,124)	(1,154)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(230)	(1,935)	(462)	(39)	-
Other changes in fair value	617	124	-	42	-
Fair value ending balance	$10,053	$9,942	$11,573	$12,597	$13,631	1%	(26)%

Total Consolidated
Fair value beginning balance	$895,923	$1,159,820	$1,470,589	$1,522,966	$1,540,041	(23)%	(42)%
Addition of mortgage servicing rights	100,520	79,758	67,474	100,758	105,338
Reductions due to loan payments	(40,826)	(40,772)	(43,763)	(52,647)	(65,984)
Reductions due to sale	(72,271)	(43,842)	(96,502)	-	-
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	255,406	(259,100)	(237,991)	(100,609)	118,115
Reclassification to trading assets	-	-	-	-	(174,547)
Other changes in fair value	643	59	13	121	3
Fair value ending balance	$1,139,395	$895,923	$1,159,820	$1,470,589	$1,522,966	27%	(25)%
(a) Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Regional Banking
Total revenues(a)	$212,920	$207,636	$229,118	$228,572	$229,301	3%	(7)%
Provision for loan losses	89,371	75,178	15,831	18,523	14,071	19%	535%
Noninterest expenses	150,294	150,523	159,880	153,814	161,336	*	(7)%
Pre-tax (loss)/income	(26,745)	(18,065)	53,407	56,235	53,894	(48)%	NM
(Benefit)/provision for income taxes	(19,799)	(13,508)	27,024	19,797	11,826	(47)%	NM
Net (loss)/income from continuing operations	(6,946)	(4,557)	26,383	36,438	42,068	(52)%	NM
Income from discontinued operations, net of tax	-	883	4,137	209	179	(100)%	(100)%
Net (loss)/income	$(6,946)	$(3,674)	$30,520	$36,647	$42,247	(89)%	NM

National Specialty Lending
Total revenues(a)	$39,052	$55,040	$54,328	$62,419	$71,886	(29)%	(46)%
Provision for loan losses	108,106	149,569	139,398	22,807	19,104	(28)%	466%
Noninterest expenses	26,675	25,146	31,069	33,624	38,212	6%	(30)%
Pre-tax (loss)/income	(95,729)	(119,675)	(116,139)	5,988	14,570	(20)%	NM
(Benefit)/provision for income taxes	(33,567)	(46,392)	(43,857)	1,811	5,987	(28)%	NM
Net (loss)/income	$(62,162)	$(73,283)	$(72,282)	$4,177	$8,583	15%	NM

Mortgage Lending
Total revenues(a)	$222,297	$198,066	$(79,826)	$69,059	$103,327	12%	115%
Provision for loan losses	4,001	222	46	4	(112)	NM	NM
Noninterest expenses	149,062	147,543	174,203	108,303	115,461	1%	29%
Pre-tax income/(loss)	69,234	50,301	(254,075)	(39,248)	(12,022)	38%	NM
Provision/(benefit) for income taxes	22,960	18,129	(99,185)	(13,984)	(6,854)	27%	NM
Net income/(loss)	$46,274	$32,172	$(154,890)	$(25,264)	$(5,168)	44%	NM

Capital Markets
Total revenues(a)	$143,150	$153,579	$119,191	$78,622	$106,690	(7)%	34%
Provision for loan losses	18,522	15,031	1,244	2,018	3,673	23%	404%
Noninterest expenses	100,559	115,728	87,042	73,921	80,480	(13)%	25%
Pre-tax income	24,069	22,820	30,905	2,683	22,537	5%	7%
Provision for income taxes	8,960	8,437	11,572	900	8,411	6%	7%
Net income	$15,109	$14,383	$19,333	$1,783	$14,126	5%	7%

Corporate
Total revenues(a)	$20,522	$62,847	$(3,837)	$2,607	$8,527	(67)%	141%
Provision for loan losses	-	-	-	-	7,672	NM	(100)%
Noninterest expenses	39,253	(663)	109,365	51,960	61,751	NM	(36)%
Pre-tax income/(loss)	(18,731)	63,510	(113,202)	(49,353)	(60,896)	NM	NM
Provision/(benefit) for income taxes	(7,375)	25,188	(41,896)	(17,854)	(23,231)	NM	NM
Net income/(loss)	$(11,356)	$38,322	$(71,306)	$(31,499)	$(37,665)	NM	NM

Total Consolidated
Total revenues(a)	$638,913	$677,168	$318,974	$441,279	$519,731	(6)%	23%
Provision for loan losses	220,000	240,000	156,519	43,352	44,408	(8)%	395%
Noninterest expenses	466,815	438,277	561,559	421,622	457,240	6%	2%
Pre-tax (loss)/income	(47,902)	(1,109)	(399,104)	(23,695)	18,083	NM	NM
(Benefit)/provision for income taxes	(28,821)	(8,146)	(146,342)	(9,330)	(3,861)	NM	NM
Net income/(loss) from continuing operations	(19,081)	7,037	(252,762)	(14,365)	21,944	NM	NM
Income from discontinued operations, net of tax	-	883	4,137	209	179	(100)%	(100)%
Net income/(loss)	$(19,081)	$7,920	$(248,625)	$(14,156)	$22,123	NM	NM
(a) Includes noninterest income and net interest income/(expense)
NM - Not meaningful
* Amount is less than one percent

REGIONAL BANKING
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Income Statement
Net interest income	$120,384	$120,565	$133,613	$136,935	$137,677	*	(13)%
Noninterest income	92,536	87,071	95,511	91,644	91,629	6%	1%
Securities gains/(losses), net	-	-	1	(1)	-	NM	NM
Total revenue	212,920	207,636	229,125	$228,578	229,306	3%	(7)%
Total noninterest expense	150,294	150,523	159,882	153,816	161,338	*	(7)%
Provision	89,371	75,178	15,831	18,523	14,071	19%	535%
Pretax (loss)/income	$(26,745)	$(18,065)	$53,412	$56,239	$53,897	48%	(150)%

Efficiency ratio	70.59%	72.49%	69.78%	67.29%	70.36%

Balance Sheet (millions)
Average loans	$10,801	$10,705	$10,667	$11,162	$11,162	1%	(3)%
Other earning assets	242	339	525	35	23	(29)%	952%
Total earning assets	11,043	11,044	11,192	11,197	11,185	*	(1)%
Core deposits	9,970	10,059	9,854	10,153	10,217	(1)%	(2)%
Other deposits	1,053	1,160	1,369	1,368	1,265	(9)%	(17)%
Deposits - divestiture	37	153	378	-	-	(76)%	NM
Total deposits	11,060	11,372	11,601	11,521	11,482	(3)%	(4)%
Total period end assets	$12,233	$12,172	$12,674	$12,688	$12,427	1%	(2)%
Net interest margin	4.38%	4.39%	4.74%	4.85%	4.94%

Noninterest Income Detail
Deposit transactions & cash mgmt	$45,404	$41,230	$46,648	$43,631	$41,901	10%	8%
Insurance commissions	7,033	7,854	7,485	6,507	7,890	(10)%	(11)%
Trust services & investment mgmt	8,915	9,147	10,137	9,972	10,671	(3)%	(16)%
Bankcard Income	4,752	4,491	5,035	5,065	5,027	6%	(5)%
Other service charges	3,780	4,037	4,152	4,185	4,724	(6)%	(20)%
Miscellaneous revenue	22,652	20,312	22,054	22,284	21,416	12%	6%
Total noninterest income	$92,536	$87,071	$95,511	$91,644	$91,629	6%	1%

Key Statistics
Locations
Full-Service Financial Centers	198	206	216	233	233	(4)%	(15)%
First Tennessee	198	197	197	199	199	1%	(1)%
First Horizon Bank	-	9	19	34	34	NM	NM
Trust Assets
Total assets (millions)	$11,291	$11,681	$12,300	$12,954	$12,954	(3)%	(13)%
Total managed assets (millions)	5,373	5,641	5,880	6,645	6,811	(5)%	(21)%

NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Income Statement
Net interest income
Correspondent Banking	$12,399	$12,808	$11,437	$12,483	$13,776	(3)%	(10)%
Capital Markets	6,094	6,841	4,389	1,655	(83)	(11)%	NM
Total net interest income	18,493	19,649	15,826	14,138	13,693	(6)%	35%
Noninterest income:
Fixed income	105,002	152,208	77,126	46,003	48,258	(31)%	118%
Other	19,655	(18,278)	26,239	18,481	44,739	NM	(56)%
Total noninterest income	124,657	133,930	103,365	64,484	92,997	(7)%	34%
Total revenue	143,150	153,579	119,191	78,622	106,690	(7)%	34%
Noninterest expense	100,559	115,728	87,042	73,921	80,480	(13)%	25%
Provision	18,522	15,031	1,244	2,018	3,673	23%	404%
Pretax income	$24,069	$22,820	$30,905	$2,683	$22,537	5%	7%

Efficiency ratio	70.25%	75.35%	73.03%	94.02%	75.43%

Balance Sheet (millions)
Trading inventory	$1,631	$1,962	$1,934	$1,810	$2,546	(17)%	(36)%
Average Loans (a)	1,491	1,465	1,402	1,291	1,418	2%	5%
Other earning assets	1,656	1,728	1,708	1,532	1,685	(4)%	(2)%
Total earning assets	4,778	5,155	5,044	4,633	5,649	(7)%	(15)%
Total period end assets	$5,605	$6,154	$5,265	$5,868	$5,990	(9)%	(6)%
Net interest margin:
Correspondent Banking	3.06%	3.28%	3.01%	3.17%	3.33%	(7)%	(8)%
Capital Markets	.78%	.77%	.49%	.21%	(.01)%	1%	NM
Total Capital Markets	1.56%	1.53%	1.24%	1.21%	.97%	2%	60%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes trust preferred warehouse loans moved from loans held for sale to loans held to maturity in 2Q08.

NATIONAL SPECIALTY LENDING
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Income Statement
Net interest income	$53,555	$54,389	$58,698	$61,218	$59,433	(2)%	(10)%
Noninterest income	(14,503)	651	(4,377)	1,195	12,448	NM	NM
Total revenue	39,052	55,040	54,321	62,413	71,881	(29)%	(46)%
Total noninterest expense	26,675	25,146	31,067	33,622	38,210	6%	(30)%
Provision	108,106	149,569	139,398	22,807	19,104	(28)%	466%
Pretax (loss)/income	$(95,729)	$(119,675)	$(116,144)	$5,984	$14,567	NM	NM

Efficiency ratio	68.31%	45.69%	57.19%	53.87%	53.16%

Balance Sheet (millions)
Income Property	$380	$399	$379	$542	$540	(5)%	(30)%
Homebuilder Finance	1,042	1,279	1,382	1,260	1,334	(19)%	(22)%
One-Time Close Product	1,436	1,740	2,007	2,083	2,053	(17)%	(30)%
Permanent Mortgage (a)	194	95	14	8	8	104%	NM
HELOC and Other Installment Loans	5,901	5,871	5,668	5,452	5,389	1%	10%
Average loans	8,953	9,384	9,450	9,345	9,324	(5)%	(4)%
Other earning assets	17	21	175	355	319	(19)%	(95)%
Total earning assets	8,970	9,405	9,625	9,700	9,643	(5)%	(7)%
Total deposits	240	291	353	423	424	(18)%	(43)%
Net interest margin	2.40%	2.33%	2.42%	2.50%	2.47%	3%	(3)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes One-Time Close Loans that have modified into permanent mortgage loans.

MORTGAGE BANKING
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Income Statement
Net interest income	$31,835	$30,052	$22,852	$26,939	$28,382	6%	12%
Noninterest income
Net origination fees (a)	134,095	84,056	5,008	(17,494)	67,281	60%	99%
Net servicing fees	42,614	69,343	(118,107)	49,738	(3,496)	(39)%	NM
Other fees	13,753	14,615	10,421	9,876	11,160	(6)%	23%
Total noninterest income	190,462	168,014	(102,678)	42,120	74,945	13%	154%
Total revenue	222,297	198,066	(79,826)	69,059	103,327	12%	115%
Noninterest expense (b)	149,062	147,543	174,203	108,303	115,461	1%	29%
Provision	4,001	222	46	4	(112)	NM	NM
Pretax income/(loss)	$69,234	$50,301	$(254,075)	$(39,248)	$(12,022)	38%	NM

Efficiency ratio	67.06%	74.49%	(218.23)%	156.83%	111.74%

Balance Sheet (millions)
Warehouse	$3,182	$3,230	$2,672	$3,311	$3,531	(1)%	(10)%
Permanent mortgages (HTM)	432	389	377	379	390	11%	11%
Trading securities	372	387	511	524	495	(4)%	(25)%
Mortgage servicing rights	974	1,020	1,354	1,465	1,371	(5)%	(29)%
Other assets	1,274	1,093	971	947	998	17%	28%
Total assets	$6,234	$6,119	$5,885	$6,626	$6,785	2%	(8)%
Escrow balances	$1,516	$1,691	$1,709	$1,894	$2,032	(10)%	(25)%
Net interest margin	3.15%	2.98%	2.48%	2.47%	2.52%
Warehouse Spread	3.14%	2.63%	1.54%	1.34%	1.14%

Noninterest Expense Detail
Commissions & incentives (a)	$41,369	$45,956	$39,359	$45,112	$50,660
FAS 91 cost deferral (a)	1,789	764	(3,878)	6,392	(3,832)
Other salaries & benefits	39,228	35,700	38,727	49,147	55,408
Total salaries & benefits	82,386	82,420	74,208	100,651	102,236	*	(19)%
Contract labor & outsourcing	3,654	2,781	1,968	2,941	2,468
Equipment & occupancy	13,513	14,895	14,814	17,177	16,639
Foreclosure provision	5,535	2,395	4,872	(241)	2,225
Other expenses (a)	43,536	45,115	120,155	44,327	50,603
Total expenses before FAS 91 reclass	148,624	147,606	216,017	164,855	174,171	1%	(15)%
FAS 91 reclassification (a)(c)	(4,520)	(3,962)	(46,133)	(61,505)	(62,996)
Total noninterest expense before
segment allocations	144,104	143,644	169,884	103,350	111,175
Segment allocations	4,958	3,899	4,319	4,953	4,286
Total noninterest expense	$149,062	$147,543	$174,203	$108,303	$115,461	1%	29%
NM - Not meaningful
* Amount is less than one percent.
(a) 2Q08 and 1Q08 includes effect of adopting accounting standards, including fair value election for warehouse loans
(b) 4Q07 includes $71.1 million of goodwill impairment
(c) See Glossary of Terms
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION INCOME
Quarterly, Unaudited

							2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07		3Q07	2Q07	1Q08	2Q07

Origination Income
Origination fees	$48,555	$54,636	$47,789		$56,042	$68,609
FAS 91 fee deferral (a)	1,381	-	(4,818)		5,563	(2,436)
Appraisal, final inspection,
credit report fees	5,537	5,953	5,387		6,864	7,860
Total origination fees	55,473	60,589	48,358		68,469	74,033	(8)%	(25)%
Secondary marketing income
Prime
OMSR, SRP	98,787	77,899	66,443		96,527	98,072
Marketing G/L (Trading Gains)	39,447	(33,243)	(17,247)		(57,655)	13,435
Concessions	(36,016)	(41,146)	(26,174)		(49,551)	(45,609)
LOCOM	(4,566)	(16,582)	(17,631)		(11,530)	(6,880)
Subtotal Prime	97,652	(13,072)	5,391		(22,209)	59,018	NM	65%
Non-Prime
OMSR, SRP	(6,824)	(1,482)	(1,430)		727	(1,170)
LOCOM	(458)	(433)	(1,178)		(2,976)	(1,604)
Subtotal Non-Prime	(7,282)	(1,915)	(2,608)		(2,249)	(2,774)	280%	163%
Total Secondary Marketing income	90,370	(14,987)	2,783		(24,458)	56,244	NM	61%
FAS 91 Reclassification (a)	(4,520)	(3,962)	(46,133)		(61,505)	(62,996)	14%	(93)%
Accounting Standards Adoption (b)	(7,228)	42,416	-		-	-
Total Origination Income	$134,095	$84,056	$5,008	$	(17,494)	$67,281	60%	99%

Margins
Marketing margin on deliveries (bps):
OMSR, SRP	127	104	118		132	132
Marketing G/L (Trading Gains)	55	(45)	(31)		(78)	18
Concessions	(50)	(56)	(48)		(67)	(62)
LOCOM	(7)	(23)	(34)		(20)	(12)
Total Marketing Margin on Deliveries	125	(20)	5		(33)	76
NM - Not meaningful
(a) 1Q08 decrease due to effects of fair value election for warehouse loans.
(b) Net effect of adopting SFAS 157, SFAS 159, and SAB 109 in 2Q08 and 1Q08.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION METRICS
Quarterly, Unaudited

						2Q08 Change vs.
($ in millions)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Production
First lien production	$6,826	$7,510	$6,308	$6,672	$8,092	(9)%	(16)%

Breakdown by Product Type
Prime
Conventional Fixed	53%	65%	63%	58%	56%
Conventional ARM	1%	7%	3%	5%	3%
Jumbo Fixed	2%	2%	6%	7%	9%
Jumbo ARM	-	2%	3%	6%	8%
Alt A	-	2%	6%	12%	14%
Government	42%	21%	17%	9%	7%
Non Prime	-	-	-	-	1%
Other	2%	1%	2%	3%	2%

Breakdown by Payment Type
Fully amortizing	97%	92%	89%	78%	71%
Interest only - fixed	2%	3%	7%	13%	18%
Interest only - ARM	1%	5%	4%	9%	11%
Option ARM's	-	-	-	-	-
Production Refinanced %	48%	64%	47%	31%	38%
Production Purchased %	52%	36%	53%	69%	62%
ARMs % (Excluding Gov't ARMS)	1%	9%	6%	13%	15%

Sales Force
Total Sales Force	1,394	1,565	1,696	2,124	2,508

Warehouse/Pipeline
Ending Warehouse Balance	$2,433	$3,130	$2,971	$2,083	$2,950	(22)%	(18)%
Ending Pipeline Balance (Locked)	1,913	5,293	3,363	4,088	4,288	(64)%	(55)%

Loan Sales (Deliveries)
Prime	7,247	7,410	5,504	7,398	7,302	(2)%	(1)%
Non-Prime	-	-	-	1	55	NM	(100)%
Total Loan Sales	$7,247	$7,410	$5,504	$7,399	$7,357	(2)%	(1)%
Definitions:
Prime:	Mortgages made to borrowers who typically have good credit history, full documentation, and standard structures;
"A" market conventional loans have limited credit and other risks.

Alt-A & GSE Expanded Approval: Resembles prime mortgages but lack full documentation or have non-standard structures.
They have more potential risks than prime, but less than non-prime mortgages.

Non-Prime:	Mortgage loans made to borrowers who typically have derogatory information in their credit history;
non-prime loans are also made to borrowers w/ acceptable credit history but have other non-standard loan features.

Government:	FHA/VA loans that are eligible for GNMA securitizations and government guarantees.
NM - Not meaningful
* Amount is less than one percent.

MORTGAGE BANKING: SERVICING
Quarterly, Unaudited

								2Q08 Change vs.
(Thousands)	2Q08	1Q08		4Q07	3Q07		2Q07	1Q08	2Q07

Servicing Income
Gross Service Fees	$74,941	$88,891		$90,153	$90,694		$90,282
Guarantee Fees	(16,762)	(18,791)		(19,775)	(19,312)		(18,874)
Sub-Service Fee Income	504	243		244	1		11
Lender Paid MI	(3)	(4)		(21)	(9)		(20)
Net Service Fees	58,680	70,339		70,601	71,374		71,399	(17)%	(18)%
Early Payoff Interest Expense	(4,477)	(5,446)		(3,626)	(3,409)		(5,036)
Ancillary Fees	8,991	9,214		9,192	8,696		7,509
Total Service Fees	63,194	74,107		76,167	76,661		73,872	(15)%	(14)%
Change in MSR Value - Runoff	(37,079)	(37,449)		(40,930)	(48,963)		(62,661)	(1)%	(41)%
Net hedging results:
Change in MSR Value - Other than Runoff**	237,816	(255,485)		(234,998)	(102,887)		115,739
MSR Hedge (Losses)/Gains	(219,454)	280,935		119,651	126,742		(116,955)
Change in Trading Asset Value**	83,543	(74,136)		(73,496)	(24,046)		28,003
Trading Asset Hedge (Losses)/Gains	(78,832)	86,322		59,022	29,343		(35,790)
Option Expense on Servicing Hedges	(6,574)	(4,950)		(23,523)	(7,112)		(5,704)
Total net hedging results	16,499	32,686		(153,344)	22,040		(14,707)	(50)%	NM
Total Servicing Income	$42,614	$69,344	$	(118,107)	$49,738	$	(3,496)	(39)%	NM

Key Servicing Metrics (millions)
Beginning Servicing Portfolio	$99,022	$103,709		$108,401	$105,652		$102,822
Additions to portfolio	6,991	7,650		6,399	6,484		7,778
Prepayments	(2,811)	(4,144)		(2,931)	(2,829)		(3,944)
Amortization	(672)	(675)		(725)	(707)		(708)
Service Release Sales	(76)	(69)		(166)	(199)		(296)
Bulk Sale	(4,069)	(7,449)		(7,269)	-		-
Ending Servicing Portfolio (Owned)	$98,385	$99,022		$103,709	$108,401		$105,652	(1)%	(7)%
Avg. Servicing Portfolio (Owned)	$95,124	$103,794		$107,259	$107,073		$104,208	(8)%	(9)%
Average Loans Serviced (#)	547,828	618,505		632,482	652,479		643,314	(11)%	(15)%

Portfolio Product Mix (Average)
GNMA	10%	8%		8%	7%		8%
FNMA/FHLMC	63%	64%		65%	65%		64%
Private	24%	25%		24%	25%		25%
Sub-Total	97%	97%		97%	97%		97%
Warehouse	3%	3%		3%	3%		3%
Total	100%	100%		100%	100%		100%

Other Portfolio Statistics
Net Service Fees - Annualized (bps)	25	27		26	27		27
Total Service Fees - Annualized (bps)	27	29		28	29		28

Ancillary Income per Loan (Annualized)	$65.65	$59.59		$58.13	$53.31		$46.68	10%	41%
Servicing Cost per Loan (Annualized)	$61.22	$56.39		$50.56	$48.15		$49.51	9%	24%

Average Servicing Asset (millions)***	973	1,019		1,353	1,465		1,371
Servicing Book Value (bps)	102	98		126	137		132

90+ Delinquency Rate, excluding foreclosures	2.08%	1.73%		1.48%	1.18%		.96%

Change in MSR Asset /
Average Servicing Asset	8%	5%		46%	7%		19%
Run-Off Rate - Annualized	14%	18%		14%	13%		18%
NM - Not meaningful
* Amount is less than one percent.
** 4Q07 includes a portion of the $135 million valuation adjustment
*** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

						2Q08 Change vs.
(Thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Income Statement
Net interest income/(expense)	$14,771	$3,558	$(4,795)	$(1,224)	$454	315%	NM
Net interest expense from
deferred compensation	(143)	(121)	(207)	(202)	(207)	18%	(31)%
Total net interest income/(expense)	14,628	3,437	(5,002)	(1,426)	247	326%	NM
Noninterest income	5,541	14	13,275	3,506	1,691	NM	228%
Noninterest income from
deferred compensation	1,325	(6,550)	(1,667)	526	7,603	NM	(83)%
Total noninterest income	6,866	(6,536)	11,608	4,032	9,294	NM	(26)%
Securities (losses)/gains, net	(972)	65,946	(10,443)	1	(1,014)	(101)%	(4)%
Total revenue	20,522	62,847	(3,837)	2,607	8,527	(67)%	141%
Noninterest expense	36,797	7,414	110,753	51,345	51,921	396%	(29)%
Deferred compensation expense	2,456	(8,077)	(1,388)	615	9,830	NM	(75)%
Total noninterest expense	39,253	(663)	109,365	51,960	61,751	NM	(36)%
Provision	-	-	-	-	7,672	-	(100)%
Pretax (loss)/income	$(18,731)	$63,510	$(113,202)	$(49,353)	$(60,896)	(129)%	(69)%

Balance Sheet (millions)
Total earning assets	2,974	3,001	2,986	3,163	3,341	(1)%	(11)%
Net interest margin	1.98%	.46%	(.66)%	(.18)%	.03%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						2Q08 Change vs.
(Dollars in millions, except per share amounts)	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Tier 1 Capital (a)	$3,034.7	$2,443.9	$2,459.5	$2,666.8	$2,711.3	24%	12%
Tier 2 Capital (a)	1,346.3	1,421.0	1,400.5	1,321.4	1,316.2	(5)%	2%
Total Capital (a)	$4,381.0	$3,864.9	$3,860.0	$3,988.2	$4,027.5	13%	9%

Risk-Adjusted Assets (a)	$29,275.4	$29,709.3	$30,271.9	$31,041.9	$31,224.1	(1)%	(6)%

Tier 1 Ratio (a)	10.37%	8.23%	8.12%	8.59%	8.68%
Tier 2 Ratio (a)	4.59	4.78	4.63	4.26	4.22
Total Capital Ratio (a)	14.96%	13.01%	12.75%	12.85%	12.90%

Leverage Ratio (a)	8.45%	6.62%	6.64%	7.12%	7.00%
Shareholders' Equity/Assets Ratio (b)	7.59	5.67	5.77	6.46	6.42
Tangible Equity/RWA (a)	8.34	6.17	6.16	6.75	6.86
Tangible Common Equity/Tangible Assets	6.96	5.04	5.13	5.64	5.58

Tangible Book Value	$12.52	$14.67	$14.86	$16.51	$16.73
Book Value	13.74	16.59	16.83	19.08	19.43
NM - Not meaningful
* Amount is less than one percent.
(a) Current quarter is an estimate
(b) Calculated on period-end balances
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

											2Q08 Change vs.
(Thousands)	2Q08		1Q08		4Q07		3Q07		2Q07		1Q08	2Q07

Allowance for Loan Losses Walk-Forward
Beginning Reserve	$483,203		$342,341		$236,611		$229,919		$220,806		41%	119%
Provision	220,000		240,000		156,519		43,352		44,408		(8)%	395%
Divestitures/acquisitions/transfers	(382)		-		4		(5,276)		(12,326)		NM	(97)%
Charge-offs	(131,385)		(101,756)		(54,891)		(35,858)		(26,493)		29%	396%
Recoveries	3,713		2,618		4,098		4,474		3,524		42%	5%
Ending Balance	$575,149		$483,203		$342,341		$236,611		$229,919		19%	150%
Reserve for off-balance sheet commitments	22,303		11,786		10,726		9,002		10,494		89%	113%
Total allowance for loan losses plus reserve	$597,452		$494,989		$353,067		$245,613		$240,413		21%	149%

Allowance for Loan Losses
Regional Banking	$240,507		$184,472		$139,150		$135,736		$137,237		30%	75%
Capital Markets	42,745		24,338		13,522		15,072		15,738		76%	172%
National Specialty Lending	287,212		273,127		188,550		84,787		75,941		5%	278%
Mortgage Banking	4,685		1,266		1,119		1,016		1,003		270%	367%
Total allowance for loan losses	$575,149		$483,203		$342,341		$236,611		$229,919		19%	150%

Non-Performing Assets
Regional Banking
Nonperforming loans	$115,264		$81,244		$30,608		$37,102		$20,692		42%	457%
Foreclosed real estate	37,594		38,019		35,026		27,214		27,289		(1)%	38%
Total Regional Banking	152,858		119,263		65,634		64,316		47,981		28%	219%
Capital Markets
Nonperforming loans	41,527		13,030		8,970		10,051		11,921		219%	248%
Foreclosed real estate	600		600		810		810		810		*	(26)%
Total Capital Markets	42,127		13,630		9,780		10,861		12,731		209%	231%
National Specialty Lending
Nonperforming loans	582,523		433,285		243,711		142,645		95,411		34%	511%
Foreclosed real estate	45,384		29,680		34,120		18,030		14,276		53%	218%
Total National Specialty Lending	627,907		462,965		277,831		160,675		109,687		36%	472%
Mortgage Banking
Nonperforming loans - including held for sale (i)	30,704		9,693		23,797		18,508		12,484		217%	146%
Foreclosed real estate	22,542		15,373		15,385		13,992		11,214		47%	101%
Total Mortgage Banking	53,246		25,066		39,182		32,500		23,698		112%	125%
Total nonperforming assets	$876,138		$620,924		$392,427		$268,352		$194,097		41%	351%

Net Charge-Offs
Regional Banking	$33,337		$29,942		$12,421		$14,748		$12,772		11%	161%
Capital Markets	114		4,215		2,794		2,684		2,304		(97)%	(95)%
National Specialty Lending	93,640		64,906		35,635		13,961		8,026		44%	1067%
Mortgage Banking	581		75		(57)		(9)		(133)		675%	(537)%
Total net charge-offs	$127,672		$99,138		$50,793		$31,384		$22,969		29%	456%

Consolidated Key Ratios
NPL % (a)	3.42%		2.41%		1.28%		.86%		.57%
NPA % (b)	3.88		2.78		1.66		1.13		.81
Net charge-offs % (c)	2.35		1.81		.93		.57		.41
Allowance / Loans	2.59		2.20		1.55		1.08		1.03
Allowance to loans excluding insured loans	2.68		2.26		1.62		1.12		1.07
Allowance / NPL (d)	.76	x	.92	x	1.21	x	1.25	x	1.80	x
Allowance / NPA (e)	.66	x	.79	x	.93	x	.95	x	1.27	x
Allowance / Charge-offs (f)	1.13	x	1.22	x	1.68	x	1.88	x	2.50	x

Other
Loans past due 90 days or more (g)	$157,277		$300,185		$251,509		$206,660		$171,027		(48)%	(8)%
Guaranteed portion (g)	64,696		223,572		190,899		158,780		130,858		(71)%	(51)%
Foreclosed real estate from GNMA loans	35,737		22,346		18,642		15,610		13,910		60%	157%
Period-end loans, net of unearned income (millions)	$22,225		$21,932		$22,104		$21,973		$22,382		1%	(1)%
Insured loans	739		809		913		928		987		(9)%	(25)%
Total loans excluding insured loans	$21,486		$21,123		$21,191		$21,045		$21,395		2%	*
Off-balance sheet commitments (millions) (h)	$6,444		$6,826		$6,929		$7,106		$7,202		(6)%	(11)%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent
(a) Ratio is nonperforming loans in the loan portfolio to total loans
(b) Ratio is nonperforming assets related to the loan portfolio to total loans plus foreclosed real estate and other assets
(c) Ratio is annualized net charge-offs to average total loans
(d) Ratio is allowance to nonperforming loans in the loan portfolio
(e) Ratio is allowance to nonperforming assets related to the loan portfolio
(f) Ratio is allowance to annualized net charge-offs
(g) Includes loans held for sale.
(h) Amount of off-balance sheet commitments for which a reserve has been provided.
(i) 2Q 2008 includes $20,788 of loans held-to-maturity.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

								2Q08 Change vs.
	2Q08		1Q08		4Q07	3Q07	2Q07	1Q08	2Q07

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$7,721		$7,225		$6,969	$7,189	$7,162	7%	8%
30+ Delinq. %	1.46%		.93%		.50%	.41%	.66%
NPL %	1.20		.64		.24	.33	.31
Charge-offs % (qtr. annualized)	.84		.83		.20	.57	.45
Allowance / Loans %	1.90%		1.59%
Allowance / Charge-offs	2.46	x	2.31	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$2,039		$1,982		$1,948	$1,970	$1,921	3%	6%
30+ Delinq. %	1.43%		.57%		1.96%	.86%	.38%
NPL %	3.54		2.01		.27	.06	.06
Charge-offs % (qtr. annualized)	.63		1.94		.13	.12	.04
Allowance / Loans %	2.89%		2.47%
Allowance / Charge-offs	4.82	x	1.28	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$1,739		$1,980		$2,093	$2,211	$2,271	(12)%	(23)%
30+ Delinq. %	6.36%		2.73%		3.56%	1.25%	1.96%
NPL %	16.65		12.07		6.43	3.93	1.67
Charge-offs % (qtr. annualized)	6.23		5.93		3.82	.51	.29
Allowance / Loans %	5.26%		3.64%
Allowance / Charge-offs	.76	x	.58	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$7,909		$7,964		$8,182	$7,648	$8,064	(1)%	(2)%
30+ Delinq. %	1.27%		1.55%		1.43%	1.25%	1.01%
NPL %	.09		.11		.09	.09	.09
Charge-offs % (qtr. annualized)	1.78		.93		.62	.37	.37
Allowance / Loans %	1.70%		1.19%
Allowance / Charge-offs	0.95	x	1.28	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$1,522		$1,815		$2,008	$2,160	$2,157	(16)%	(29)%
30+ Delinq. %	2.69%		2.67%		2.50%	1.91%	1.08%
NPL %	17.61		11.01		5.68	3.21	2.60
Charge-offs % (qtr. annualized)	9.90		4.63		2.18	1.16	.68
Allowance / Loans %	7.75%		6.49%
Allowance / Charge-offs	0.78	x	1.33	x

Permanent Mortgage
Period-end loans ($ millions)	$964		$647		$562	$459	$475	49%	103%
30+ Delinq. %	6.36%		7.73%		5.59%	1.29%	1.29%
NPL %	3.16		-		-	-	-
Charge-offs % (qtr. annualized)	1.15		.41		.55	.47	.40
Allowance / Loans %	1.06%		.20%
Allowance / Charge-offs	1.08	x	1.75	x

Other Consumer and Credit Card
Period-end loans ($ millions)	$331		$319		$342	$336	$332	4%	*
30+ Delinq. %	2.11%		2.37%		2.17%	2.19%	1.96%
NPL %	-		-		-	-	-
Charge-offs % (qtr. annualized)	3.29		5.14%		2.45%	2.05%	2.19%
Allowance / Loans %	5.44%		4.58%
Allowance / Charge-offs	1.66	x	.89	x
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent

ANALYSIS OF FAS 114 LOANS & ORE
Unaudited

Commercial Portfolio

Reserves		Reserves	Balances	%
	FAS 114 Impaired Loans w/ Reserves	$5.4	$38.5	14.03%
	FAS 114 Impaired Loans w/o Reserves	$0.0	$334.0	0.00%
	All Other Loans	$291.4	$11,079.9	2.63%
	Total	$296.8	$11,452.4	2.59%

NRV Assessment of FAS 114 Impaired Assets w/ no Reserves

		#	Appraised Value	Legal Balance	Cumulative C/O	Book Balance	Book Bal / Appraised Val
	FAS114 Relationships with No Reserves	113	$536.7	$424.8	$90.7	$334.0	62.2%

Inventory
	ORE
	Beginning ORE	$83.6
	- Dispositions	$12.9
	+ Additions	$35.3
	Ending ORE	$106.1

ASSET QUALITY: REGIONAL BANKING
Quarterly, Unaudited

2Q08 Change vs.
2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Total Regional Banking
Period-end loans ($ millions)	$11,037	$10,803	$10,631	$11,161	$11,085	2%	*
30+ Delinq. %	1.50%	1.23%	1.16%	.73%	.81%
NPL %	1.04	.75	.29	.33	.19
Charge-offs % (qtr. annualized)	1.23	1.16	.50	.51	.50
Allowance / Loans %	2.18%	1.71%	1.31%	1.22%	1.24%
Allowance / Charge-offs	1.80	x	1.54	x	2.80	x	2.30	x	2.69	x

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$6,107	$6,134	$5,940	$6,264	$6,197	*	(1)%
30+ Delinq. %	1.40%	.98%	.50%	.41%	.72%
NPL %	.92	.62	.30	.28	.29
Charge-offs % (qtr. annualized)	1.03	.75	.31	.67	.53
Allowance / Loans %	1.92%	1.59%
Allowance / Charge-offs	1.98	x	2.29	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,484	$1,365	$1,320	$1,350	$1,346	9%	10%
30+ Delinq. %	.99%	.52%	2.60%	.91%	.28%
NPL %	1.60	1.42	.04	.08	.08
Charge-offs % (qtr. annualized)	.46	2.57	.04	.07	.08
Allowance / Loans %	2.80%	2.35%
Allowance / Charge-offs	6.68	x	.93	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$528	$526	$570	$622	$628	*	(16)%
30+ Delinq. %	5.43%	2.61%	2.10%	.59%	.40%
NPL %	6.68	4.68	2.14	2.98	.29
Charge-offs % (qtr. annualized)	2.02	2.30	2.30	.02	.19
Allowance / Loans %	5.61%	3.92%
Allowance / Charge-offs	2.93	x	1.65	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$2,614	$2,486	$2,491	$2,616	$2,605	5%	*
30+ Delinq. %	1.22%	1.83%	1.70%	1.33%	1.32%
Charge-offs % (qtr. annualized)	1.50	.76	.64	.40	.59
Allowance / Loans %	1.36%	.70%
Allowance / Charge-offs	.90	x	.92	x

Other Consumer and Credit Card
Period-end loans ($ millions)	$304	$293	$310	$309	$309	4%	(2)%
30+ Delinq. %	1.71%	1.89%	1.77%	1.82%	1.63%
Charge-offs % (qtr. annualized)	2.37	4.69	1.71	1.53	1.74
Allowance / Loans %	5.55%	4.43%
Allowance / Charge-offs	2.34	x	.95	x
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent

ASSET QUALITY: NATIONAL SPECIALTY LENDING
Quarterly, Unaudited

2Q08 Change vs.
2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07

Total National Specialty Lending
Period-end loans ($ millions)	$8,622	$9,114	$9,554	$9,079	$9,509	(5)%	(9)%
30+ Delinq. %	2.67%	1.85%	2.02%	1.38%	1.21%
NPL %	6.76	4.75	2.55	1.57	1.00
Charge-offs % (qtr. annualized)	4.18	2.80	1.50	.61	.35
Allowance / Loans %	3.33%	3.00%	1.97%	.93%	.80%
Allowance / Charge-offs	0.77	x	1.05	x	1.32	x	1.52	x	2.37	x

Key Portfolio Details
Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$395	$428	$393	$376	$349	(8)%	13%
30+ Delinq. %	.80%	.55%	.76%	1.37%	.42%
NPL %	12.15	4.65	1.18	-	-
Charge-offs % (qtr. annualized)	1.43	.87	-	.49	-
Allowance / Loans %	2.63%	3.07%
Allowance / Charge-offs	1.72	x	3.67	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$1,133	$1,363	$1,431	$1,479	$1,512	(17)%	(25)%
30+ Delinq. %	6.62%	2.78%	4.28%	1.13%	2.76%
NPL %	22.02	15.36	7.80	4.18	2.00
Charge-offs % (qtr. annualized)	8.18	7.45	4.01	.63	.16
Allowance / Loans %	4.90%	3.53%
Allowance / Charge-offs	.50	x	.46	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$5,295	$5,478	$5,691	$5,032	$5,459	(3)%	(3)%
30+ Delinq. %	1.30%	1.44%	1.33%	1.14%	.89%
NPL %	.13	.12	.09	.09	.10
Charge-offs % (qtr. annualized)	1.91	1.02	.62	.34	.28
Allowance / Loans %	1.84%	1.43%
Allowance / Charge-offs	0.96	x	1.41	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$1,522	$1,815	$2,008	$2,160	$2,157	(16)%	(29)%
30+ Delinq. %	2.69%	2.67%	2.50%	1.91%	1.08%
NPL %	17.61	11.01	5.68	3.21	2.60
Charge-offs % (qtr. annualized)	9.90	4.63	2.18	1.16	.68
Allowance / Loans %	7.75%	6.49%
Allowance / Charge-offs	0.78	x	1.33	x

Permanent Mortgage
Period-end loans ($ millions)	$249	n/a	n/a	n/a	n/a	-	-
30+ Delinq. %	16.43%	n/a	n/a	n/a	n/a
NPL %	7.14	n/a	n/a	n/a	n/a
Charge-offs % (qtr. annualized)	-	n/a	n/a	n/a	n/a
Allowance / Loans %	2.38%	n/a
Allowance / Charge-offs	-	n/a

Other Consumer
Period-end loans ($ millions)	$28	$29	$32	$32	$30	(3)%	(7)%
30+ Delinq. %	6.39%	6.90%	6.00%	5.56%	4.89%
NPL %	-	-	-	-	-
Charge-offs % (qtr. annualized)	13.26	9.13	9.61	6.91	6.20
Allowance / Loans %	4.06%	5.46%
Allowance / Charge-offs	.31	x	.60	x
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY: MORTGAGE BANKING & CAPITAL MARKETS
Quarterly, Unaudited

											2Q08 Change vs.
	2Q08		1Q08		4Q07		3Q07		2Q07		1Q08	2Q07

Total Mortgage Banking
Period-end loans ($ millions)	$715		$647		$562		$459		$475		11%	51%
30+ Delinq. %	2.88%		7.73%		5.59%		1.29%		1.29%
Allowance / Loans %	.66%		.20%		.20%		.22%		.21%

Total Capital Markets
Period-end loans ($ millions)	$1,851		$1,368		$1,356		$1,274		$1,315		35%	41%
30+ Delinq. %	2.44%		.82%		.99%		.56%		.38%
NPL %	2.24		.95		.66		.79		.91
Charge-offs % (qtr. annualized)	.03		1.23		.86		.85		.49
Allowance / Loans %	2.31%		1.78%		1.00%		1.18%		1.20%
Allowance / Charge-offs	93.74	x	1.44	x	1.21	x	1.40	x	1.71	x

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS - COMMERCIAL
Unaudited

C&I Portfolio: $7.7 Billion (35% of Total Loans)

- Impacted by deterioration in economic conditions and impacts of housing market
- Diverse and granular portfolio
- Mostly relationship customers in TN and regional middle market lending efforts

Homebuilder Portfolio: $1.7 Billion (8% of Total Loans)	Top 10 States
		% OS	% NPL
- Loans to residential builders and developers	TN	20.00%	5.30%
- Performance under pressure from housing market (oversupply & lack of mortgage availability)	FL	12.20%	46.80%
- Most severe market conditions in Florida, California, Virginia/DC, Texas, Arizona, and Colorado	WA	10.10%	5.20%
- Condominium construction balances small ($207 million) but individual commitments tend to be larger	CA	7.80%	24.10%
- Managing existing relationships (shrinking business into 2008)	NC	4.80%	4.20%
- Devoting additional resources to manage problem loans	VA	4.60%	20.50%
- Ceased originations for national CRE business in January: wind-down portfolio	TX	4.30%	14.00%
	MD	4.30%	3.90%
	CO	4.00%	8.30%
	AZ	3.60%	11.80%
	As of 06/30/08

Income CRE Portfolio: $2.0 Billion (9% of Total Loans)	Top 10 States
		% OS	% NPL
- Traditional commercial real estate construction and mini-permanent loans	TN	40.90%	1.50%
- Two-thirds managed by Regional Banking segment	NC	10.20%	0.00%
- One-third in national CRE business: wind-down portfolio	FL	7.80%	15.50%
- Performance showing spillover impact from housing market	GA	6.00%	1.60%
	WA	4.10%	0.00%
	MS	3.70%	0.30%
	SC	3.40%	0.00%
	TX	3.30%	14.50%
	AZ	2.70%	0.00%
	CA	2.10%	18.30%
	As of 06/30/08

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS - CONSUMER
Unaudited

Consumer Real Estate (primarily Home Equity) Portfolio: $7.9 Billion (36% of Total Loans)

- Performance continues to show deterioration in Q2 primarily related to areas								Top 10 States
with significant home price depreciation, however, delinquency trends have improved compared to Q1.									% OS	Del. %	C/O %
- Geographically diverse								TN	27%	1.26%	.93%
- Top States (TN= 27%, CA = 14%, WA = 4%, MD = 4%, VA = 4%, FL = 3%)								CA	14%	1.25%	1.70%
- Strong borrower quality								WA	4%	.48%	.40%
- 733 avg. portfolio origination FICO; 731 avg. portfolio FICO (refreshed)								MD	4%	1.12%	1.40%
- Good collateral position								VA	4%	1.51%	6.19%
- High LTV loans managed through whole loan insurance								FL	3%	2.47%	4.73%
-26% 1st lien and 74% second lien								GA	3%	1.42%	2.34%
- 85% of uninsured portfolio <90 CLTV								AZ	2%	1.28%	2.76%
- 15% of uninsured portfolio is HLTV, 64% of which (or 9.5%) have FICO >700								PA	2%	1.39%	1.02%
- No longer originating loans >89.9% CLTV								NJ	2%	1.30%	1.44%
- Good borrower capacity (35% avg. DTI)								As of 06/30/08
- Primarily retail-sourced (85% retail)
- Mix of older vintage loans								Retail vs. Wholesale Originations
- 54% originated prior to 2006									% OS	Del. %	C/O %
								Retail	84.80%	1.08%	1.49%
								Wholesale	12.70%	2.41%	3.05%
								Other	2.50%	2.43%	2.28%
								As of 06/30/08

								Portfolio Breakdown by LTV and FICO
									<=80%	80% - 90.0%	>90%
								>=740	31.1%	13.4%	5.4%
								720-739	7.1%	4.5%	2.1%
								700-719	7.2%	4.5%	2.0%
								660-699	8.1%	4.1%	3.4%
								620-659	2.7%	1.5%	1.4%
								<620	0.9%	0.3%	0.4%
								*excludes whole loan insurance
								As of 06/30/08

	Balance	Origination Characteristics					QTD	YTD
Vintage	%	CLTV	FICO	% Broker *	% TN	% 1st lien	NCO's %	NCO's %
pre-2002	7%	76%	715	17%	51%	37%	2.53%	1.91%
2003	10%	73%	729	13%	39%	49%	0.66%	0.47%
2004	15%	79%	728	21%	26%	30%	1.57%	1.14%
2005	22%	80%	731	20%	20%	17%	3.05%	2.49%
2006	19%	77%	734	6%	26%	18%	2.11%	1.96%
2007	21%	78%	741	15%	22%	20%	0.82%	0.55%
2008	6%	77%	748	16%	25%	46%	0.00%	0.00%
Total		78%	733	15%	27%	26%	1.71%	1.38%
* Correspondent and Wholesale

One-Time Close (OTC) Portfolio: $1.5 Billion (7% of Total Loans)								Top 10 States
									% OS	% NPL
	- Construction-to-perm loans with short duration							CA	23%	24%
	- Performance under pressure from housing market, borrower stress							TX	14%	6%
	and lack of product salability in the secondary market							UT	9%	8%
	- Actively identifying and remediating problem accounts							WA	8%	2%
	- Devoting additional resources to manage problem loans							ID	7%	15%
	- Ceased originations for national OTC lending: wind-down portfolio							FL	6%	19%
								AZ	5%	8%
								OR	4%	2%
								VA	2%	2%
								MD	2%	1%
								As of 06/30/08

ASSET QUALITY: PROCESS HIGHLIGHTS

Product	Current Process

Commercial Loans (Real Estate / C&I)
Risk Grading

Reserves are established using historical loss factors by grade level. Relationship managers risk rate each loan using grades that reflect both the probability of default and estimated loss in the event of default.  Loans with emerging weaknesses receive increased oversight through our Watch List process.

Portfolio Reviews conducted quarterly by senior credit officers to provide independent oversight of risk grading decisions for larger credits.

Watch List Process

For new Watch List loans, senior credit management reviews risk grade appropriateness and action plans.  After initial identification, RMs prepare monthly Watch List updates for review and discussion by more senior Line and Credit officers.  This oversight brings consistent grading and allows timely identification of loans that need to be further downgraded or placed on non-accrual.

Classified & Non-Accruals
When a loan becomes Classified, the asset generally transfers to the specialists in our Loan Rehab and Recovery group. Accounts receive expert workout attention; new appraisals are generally ordered.

Loans are placed on non-accrual if it becomes evident that full collection of principal and interest is at risk or if the loans become 90 days or more past due.

Impairment Assessment

All classified non-accrual loans over $1 million are assessed for impairment in accordance with FAS-114.  Although we occasionally use the Discounted Cash Flow approach, most non-accrual assets are viewed as collateral dependent and assessed using a Fair Value of Collateral approach.

Fair Value estimates start with appraised values, normally from a recently received and reviewed appraisal. Appraised values are adjusted down for costs associated with asset disposal and for our estimate of any further deterioration in values since the most recent appraisal.

Upon non-accrual, we charge off the full difference between book value and our most likely estimate of the asset’s net realizable value. Possible guarantor support is not factored into the impairment estimates for collateral dependent loans.

One-Time Close (OTC) Loans

Monthly portfolio reviews conducted with line managers and credit officers.  We examine the inherent risk in credits based on factors such as draw inactivity and borrower conditions, often recognizing problems prior to delinquency.  In addition, all OTC loans that reach 90 days delinquent are placed on non-accrual.

A new appraisal is ordered for loans that reach 90 days past due or are classified as substandard during the monthly portfolio review.  Loans are initially written down to current appraised value.  Loans are then charged down to 85% of appraised value when they reach 180 days past due, and to 78% of value when they are taken into OREO.

Reserve levels established based on portfolio modeling.

Home Equity Loans & Lines

Loans are classified Substandard at 90 days delinquent. No later than 180 days delinquent, we assess our collateral position. If value does not support foreclosure, balances are charged off and other avenues of recovery are pursued. If value supports foreclosure, the loan is charged down to realizable value and is placed on non-accrual. When collateral is taken to OREO, the loan is further written down to between 60% and 85% of appraised value depending on the loan amount.

Reserve levels set through the use of several models that look at historical losses, cumulative vintage performance, and roll rates.

GLOSSARY OF TERMS

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions:  The net amount of the discount or premium pricing charged to borrowers upon loan origination.  This also includes the servicing release premium paid to correspondents to purchase loans.  Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral:  The timing difference between collecting and recognizing origination fees on a loan not carried at elected fair value.  For loans held for sale not carried at elected fair value, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating mortgage warehouse loans, not carried at elected fair value, sold during the period.

FAS 114 Loans: Commercial loans over $1 million that are not expected to pay all contractually due principal and interest. These loans are generally written down to an estimate of collateral value less cost to sell.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR):  The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.

Tangible Equity/RWA: Shareholders' equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.

1
First Horizon National Corporation
Second Quarter 2008 Earnings
July 15, 2008

2
■ Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable
 GAAP information is provided in the Appendix at the end of this presentation.
■ This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as
 “believe” “expect” “anticipate” “intend” “estimate” “should” “is likely” “will” “going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements.  A number of factors could cause actual results to differ materially from those in the forward-looking information.  These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and  10-K.  First Horizon disclaims any obligation to update any of the forward-looking statements that are made from time to time to reflect future events or developments.

3
Financial Highlights: Second Quarter 2008
1Pretax, pre-provision is a non-GAAP number and is pretax income less provision
■ Earnings per share of $(0.11)
■ Net Income of $(19) million
■ Solid core operating performance with pre-tax, pre-provision income1 of $172 million
■ Provision of $220 million reflects $92 million of additional reserves
■ Period-end tangible book value of $12.52 at June 30, 2008

▪  Ceased originating all construction and consumer loans outside regional banking footprint

▪  National Specialty Lending segment loans contracted by $400 million
Strategic Actions Overview
Winding Down
National Lending
Proactively Managing
Problem Loans
Strong Regional
Banking Franchise
Liquidating
National Mortgage
▪ Agreement to sell our national mortgage platform to MetLife
▪ Contracted to sell $35B of servicing (MetLife and 3 other transactions)
▪ Expect mortgage assets to decline $3-$4B further through year-end
▪ Writing most non-performing loans down to net realizable values
▪ Increased reserves/loans to 2.59%
▪ 2008 outlook for net loan losses remains within expected range of
 $385-$485 million
▪ Completed divestiture of First Horizon bank branches in Atlanta
▪ Awarded #2 JD Power ranking in retail banking satisfaction
▪ Gaining customer market share across TN
Bolstering Capital
Position
▪ Issued $690 million in common equity
▪ Replaced quarterly cash dividend with stock
▪ Reduced balance sheet by $1.7B in 2Q08; ~$4B further contraction expected by year-end 2008
Diversified Capital
Markets
▪ Fixed income benefiting from favorable environment
▪ Trust preferred warehouse loans transferred to HTM, no incremental
 LOCOM

5
 GA
 AL
 MS
 AR
 MO
 KY
 NC
 SC
 TENNESSEE
Source: Internal analysis, Claritas, FDIC, third party surveys from Market Solutions.
■ Actively reducing wholesale funding, including wholesale deposits
 ■ FDIC deposit share expected to decline reflecting ~$5.6B reduction in wholesale and public funding due to exit of national real estate businesses
 ■ First Tennessee’s estimated adjusted 2Q07 TN FDIC market share of 15% (down from 20%)
 ■ Estimated adjusted 2Q07 Mid-South (Shelby County) FDIC market share of 44% (down from 58%)
▪ Share of households and businesses in major markets up over last year
Customer Market Share Shows Continued Growth

6
■ Improve capital ratios and reduce balance sheet risk
■ Manage asset quality issues aggressively
 ■ Identify problem loans and recognize losses
 ■ Use appropriate workout resources
■ Complete sale of national mortgage business and reduce remaining servicing assets
■ Wind-down national lending portfolios
■ Continue to implement/identify efficiency and productivity initiatives
■ Maintain focus on building a strong regional financial services company
Priorities for 2008

7
Asset Quality

8
Asset Quality Overview
■ Net charge-offs totaled $128 million
 ■ $6 million impact from change in loss recognition on legal/bankruptcy accounts in home equity
 ■ $4 million impact from focused efforts in Florida OTC
■ Reserves increased by $92 million to 2.59% of total loans
 ■ National Specialty Lending reserves increased to 3.33% of loans
 ■ Downward grade migration of commercial loans
 ■ Continued higher loss severities in home equity, despite favorable delinquency trends
■ NPLs increased to 3.4% of loans
 ■ New inflows stable in 2Q08 vs. 1Q08
 ■ Continued aggressive loss recognition: charge-down to net realizable values vs. reserve
■ 2008 charge-off outlook remains within $385 to $485 million range

9
National Portfolios Driving Majority of Problem Assets
Other2
HE & HELOC
Commercial
(C&I & Other)1
Residential CRE1
Income CRE1
$7.7bn
$1.6bn
$0.6bn
$2.6bn
$1.1bn
National
HE & HELOC
National
Residential CRE
National
Income CRE
National
OTC
$1.5bn
$0.4bn
$1.1bn
$5.3bn
Loans at 6/30/08
(Total $22.2 Billion)
■ National Specialty Lending segment
 represents 39% of loans / 77% of
 NPLs
■ Aggressively managing challenges
 ■ Targeted problem asset identification
 processes
 ■ Proactive loss recognition
 ■ Increased remediation resources
 (more than tripled professional staff)
 ■ Focused on reserve adequacy
1 Includes loans in Regional Banking and Capital Markets segments
2Includes all other loans not allocated to a segment on this page
Other
National
$0.3bn

10
One-Time Close1 - Performance Overview
1OTC loans are consumer construction to perm loans with short duration
2Loans remained in balance sheet of National Specialty Lending segment.
OTC Construction Loans
$1,400
$1,500
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
4Q07
1Q08
2Q08
■ 2Q08 losses in-line with expectations
■ Problem loans concentrated in higher
 risk markets
■ Approximately $200mm of OTC loans
 modified into permanent loans in
 2Q082
■ By year end 2008, OTC construction
 balances should decline to less than
 $1B
■ Ongoing monthly portfolio reviews

11
2008
6%
2006
19%
2005
22%
2007
21%
Portfolio Characteristics
Geographic Distribution
<=2004
32%
Channel Mix
Vintage Profile
1Broker includes wholesale and correspondent
Balance
$2.1bn
$5.8bn
$7.9bn
Original FICO
730
735
733
Original CLTV
70%
81%
78%
Full Doc
72%
70%
70%
Owner Occupied
91%
98%
97%
HELOCs
$0.6bn
$3.8bn
$4.4bn
Weighted Avg.
HELOC Utilization
45%
53%
52%
WA
4%
Other
35%
TN
27%
CA
14%
MD
4%
VA
4%
FL
3%
GA
3%
AZ
2%
PA
2%
NJ 2%
Retail
85%
Broker
1
15%
Home Equity - Differentiated Portfolio Characteristics

12
Home Equity - Delinquency & Severity Trends
30-59 Day Delinquency
60-89 Day Delinquency
90+ Day Delinquency
Loss Severity
0.27%
0.48%
93%
0.52%
0.68%
0.33%
0.67%
$0
$10
$20
$30
$40
$50
$60
$0
$10
$20
$30
$40
$50
$60
$0
$10
$20
$30
$40
$50
$60
20%
40%
60%
80%
100%
2Q07
3Q07
4Q07
1Q08
2Q08
Regional Banking
National Specialty

13
▪ Expect residential CRE portfolio to shrink to ~$1.5 billion by year-end 2008
▪ 2Q08 losses in-line with expectations
1Annualized
2Q07
3Q07
4Q07
1Q08
2Q08
Total Balance
$2.3 bn
$2.2 bn
$2.1 bn
$2.0 bn
$1.7 bn
 National Balance
$1.5 bn
$1.5 bn
$1.4 bn
$1.4 bn
$1.1 bn
Total Commitment
$3.5 bn
$3.4 bn
$3.2 bn
$2.8 bn
$2.4 bn
% Funded
65%
65%
66%
70%
70%
30+ Delinquency %
1.96%
1.25%
3.56%
2.73%
6.36%
NPL %
1.67%
3.93%
6.43%
12.07%
16.65%
Charge-offs %
1
0.29%
0.51%
3.82%
5.93%
6.23%
Residential CRE - Performance Overview

14
Geographic Concentration
▪ Geographically diverse portfolio with 20% in Tennessee
▪ Performance remains under pressure in higher-risk national markets
▪ Discontinued national originations 1Q08, portfolios in wind-down mode
▪ Condo balances reduced ($207mm at 2Q08)
▪ Managing existing relationships in footprint (shrinking business through 2008)
Reserve Coverage
($ Millions)
1Q08
2Q08
% Change
Total Balances
$1,980
$1,739
-12%
FAS-5 Balances
$1,722
$1,495
-13%
FAS-114 Balances
$258
$244
-5%
Reserves
$72
$92
28%
Reserves/Loans
3.64%
5.26%
Reserves/Non FAS-114 Loans
4.18%
6.28%
CA
8%
AZ
4%
CO
4%
MD
4%
VA
5%
NC
5%
TX
4%
WA
10%
FL
12%
TN
20%
Other
24%
Residential CRE - Performance Overview

15
C & I and Income CRE Summary
▪ 2Q08 losses in-line with expectations
▪ Impacted by broader economic deterioration
▪ Increased reserves over past two quarters
 ▪ Increased risk grade training, portfolio reviews, and mandated re-grading
 ▪ Continued economic reserving factors

16
0

200
300
400
500
600
Appraised
Value
Pre-Charge
Down Balance
Cumulative
Charge Down
Book Balance
(6/30/08)
Problem Loans Written Down to Net Realizable Value
FAS 114 Charge-Downs
FAS 114 Loan Reserves
537
425
334
21%
write-down
(91)
38% below
appraised
value
Reserves /
FAS114 Impaired Loans w/o
Reserves
$0
$334
0.00%
FAS114 Impaired Loans w/
Reserves
$5
$39
14.03%
Other Commercial Loans
$292
$11,080
2.63%
Total
$297
$11,452
2.59%
■ All classified non-accrual loans over $1mm are assessed for impairment in accordance with FAS-114
■ Loans typically charged down to net realizable value, rather than holding reserves

17
▪ Prior expectations and current outlook assume continued slow economic conditions and continued home price declines into 2009
▪ 2008 charge-off outlook remains within previously communicated $385 to $485 million range
Expectations and Risks Summary
1Source: First Horizon public disclosure: 8-K, 4/28/08 and Analyst Packet, 5/7/2008
2Other includes permanent mortgage, other consumer and credit card
Balance
Allowance
Portfolio
at 6/30/08
($bn)
at 6/30/08
($mm)
1Q08
(Actual)
2Q08
(Actual)
Low End
High End
Current Outlook
(Range)
Residential CRE
$1.7
$92
$29
$30
$99
$129
In
One-Time Close
1.5
118
22
38
112
162
In
Home Equity
7.9
132
19
36
79
99
Moderately Above
Commercial
7.7
146
15
15
60
60
In
Income CRE
2.0
60
10
3
20
20
In
Other
2
1.4
27
4
6
14
14
Moderately Above
Total
$22.2
$575
$99
$128
$384
$484
In Range
($mm)
Expectations ($mm)
1
2008 Charge-Offs
Net Charge-Offs

18
Financial Results

19
1Pretax, pre-provision is a non-GAAP number and is pretax income less provision
2Estimated capital ratios at 6/30/08
($ Millions)
2Q07
1Q08
2Q08
NII
239
$
228
$
239
$
Fee income
281
383
400
 Revenue before sec. G/(L)
521
611
639
Securities G/(L)
(1)
66
(1)
 Total revenue
520
677
638
Noninterest expense
(457)
(438)
(466)
 Pretax pre-provision
1
62
239
172
Provision
(44)
(240)
(220)
 Pretax income
18
(1)
(48)
Taxes
4
8
29
Disc. ops.
0
1
-
 Net income/(loss)
22
$
8
$
(19)
$
Diluted shares
129
127
172
Diluted EPS
0.17
$
0.06
$
(0.11)
$
Consolidated Financial Results
■ Revenue, before securities gains, up 5%
 linked quarter
 ■ Improvement in NII
 ■ Higher fee income
■ NIM up 20 bps linked quarter to 3.01%
■ Provision down linked quarter to $220mm
■ Period-end shares increased to $196mm
■ Capital ratios improved significantly2
 ■ TCE/TA = 7.0%
 ■ Tier 1 = 10.4%
■ Period-end tangible book value of $12.52

20
2Q08
Pre-tax Impact
Restructuring, repositioning, & efficiency related initiatives
 Employee & other costs (mortgage, national specialty, FH Bank)
(16.3)
 Servicing portfolio repositioning and other disposition costs
(9.7)
Other
 Repurchase of debt
12.6
 State tax audits resolution
3.1
 Increase in mortgage foreclosure reserve
(15.9)
 Repurchase reserves (home equity / mortgage)
(8.7)
 Write-down of HELOC residual
(7.2)
Other Significant Items

21
Consolidated Net Interest Margin
1Includes divestiture balances. Mortgage I/O assets included in Trading Securities. Mortgage hedge assets included in Other
Period-End Assets
Expected Changes
($ Billions)
4Q07
1Q08
2Q08
In 2H08
Total loans
$22.1
$21.9
$22.2
$(0.8 - 1.2)
Loans HFS
1
3.8
3.8
2.6
(2.0 - 2.2)
Trading securities
1
1.8
1.6
1.6
(0.2 - 0.3)
MSR
1
1.2
0.9
1.1
(0.3 - 0.5)
Other
1
2.79%
2.87%
2.77%
2.81%
3.01%
2.50%
2.75%
3.00%
3.25%
2Q07
3Q07
4Q07
1Q08
2Q08
Further Balance Sheet Reductions Expected
■ Lower wholesale borrowing costs
■ Reductions in national businesses
■ Additional free funding benefit
■ Fewer interest reversals on new
 non-accrual construction loans
■ Minimal margin compression in
 Regional Bank

22
▪ Capital ratios improved significantly in 2Q081
▪ Ratios expected to build further through end
 of 2008
▪ All other things being equal, $4B of balance
 sheet shrinkage would improve TCE/TA ratio
 by 90 bps
1Current quarter is an estimate
2Broker estimates as of July 11, 2008 includes Fox Pitt, Merrill Lynch, Janney Montgomery, Stern Agee.
3TCE/TA of 5% is a benchmark, rather than a regulatory minimum.
Summary
Pro-Forma Assumptions
▪ Q3-Q4 pre-tax pre-provision earnings of
 $310.3mm based on median broker
 estimates2
▪ Dividend paid in stock
▪ Asset reduction assumed to be $4B (70%
 risk-weighting)
▪ 35% tax rate
▪ Illustrates excess capital to regulatory
 minimums
Regulatory
3
1
Excess Capital to
Tier 1 RBC
6.0%
8.2%
10.4%
11.7%
$1,510
Total Capital
10.0%
13.0%
15.0%
16.7%
$1,790
TCE/TA
5.0%
5.0%
7.0%
8.0%
$960
Tangible Book Value Per Share
$14.67
$12.52
$12.50
12/31/2008 Proforma Assuming
Capital Position Strengthened

23
1Pretax, pre-provision is a non-GAAP number and is pretax income less provision
($ Millions)
2Q07
1Q08
2Q08
NII
138
$
121
$
120
$
 Deposit fees / cash mgmt
42
41
45
 Other fees
50
46
47
Fee income
92
87
93
 Total revenue
229
208
213
Noninterest expense
(161)
(151)
(150)
 Pretax pre-provision
1
68
57
63
Provision
(14)
(75)
(89)
 Pretax income
54
$
(18)
$
(27)
$
Balance Sheet (average)
Average loans
11,162
10,705
10,801
 Core Deposits
10,217
10,059
9,970
Total deposits (excl. divest.)
11,482
11,219
11,023
NIM
4.94%
4.39%
4.38%
Segment Results: Regional Banking
■ Revenue up 3% linked quarter
■ Refocus driving continued customer growth
 ■ Targeted marketing investments
 ■ New branches in key TN-area metros
 ■ Deposit fees income up 8% over 2Q07
■ NIM steadied in 2Q08
 ■ Better competitive environment
 ■ Targeted deposit rate adjustments
■ Expenses down 7% linked quarter & annually
 ■ Efficiency efforts
 ■ First Horizon Bank divestitures
■ Pretax pre-provision income increased 10%
 sequentially to $63mm
■ Elevated provision drove pretax loss of
 $(27)mm
 ■ Commercial loan grade migration
 ■ Reserves increased to 2.20% of loans

24
1Pretax, pre-provision is a non-GAAP number and is pretax income less provision
($ Millions)
2Q07
1Q08
2Q08
NII
14
$
20
$
18
$
 Fixed Income
48
152
105
 Other fees
45
(18)
20
Fee income
93
134
125
 Total revenue
107
154
143
Noninterest expense
(80)
(116)
(101)
 Pretax pre-provision
1
26
38
43
Provision
(4)
(15)
(19)
 Pretax income
23
$
23
$
24
$
Balance Sheet (average)
 Trading inventory
2,546
1,962
1,631
 Loans
1,418
1,465
1,491
 Other earning assets
1,685
1,728
1,656
Total earning assets
5,649
5,155
4,778
Segment Results: Capital Markets
■ Fixed income sales remained strong, although
 down from 1Q08 record levels
■ Other Product revenues increased linked quarter
 ■ Primarily due to trust preferred warehouse valuation
 adjustments in 1Q08
■ Transferred all of the trust preferred warehouse
 to HTM
 ■ $340 million net balance
 ■ Continued limited investor demand
 ■ ~40 individual bank and insurance issuer loans
 ■ Geographically diverse
 ■ Attractive yields
 ■ Valuation allowance of ~10%
■ Managing correspondent banking credit portfolio
 ■ Relationship-based approach
 ■ Loans of $1.3 billion, down 6% from last year

25
1Other includes mortgage hedging assets
2HTM-Held to Maturity
($ Millions)
2Q07
1Q08
2Q08
NII
28
$
30
$
32
$
 Net origination fees
67
84
134
 Net servicing fees
(3)
69
43
 Other fees
11
15
14
Fee income
75
168
190
 Total revenue
103
198
222
Noninterest expense
(115)
(148)
(149)
Provision
(0)
(0)
(4)
 Pretax income
(12)
$
50
$
69
$
Balance Sheet
(average)
 Warehouse
3,531
3,230
3,182
 Permanent mortgages
390
389
432
 Trading securities
495
387
372
 MSR
1,371
1,020
974
 Other
1
998
1,093
1,274
Total assets, period-end
6,314
6,066
5,703
($ Millions)
Origination
Servicing
NII
24
$
8
$
Fees
 Revenue
162
60
Expense
(131)
(18)
Provision
(4)
-
Pretax
27
$
42
$
Pre-Tax Income by Activity
(2Q08 Estimated)
Segment Results: Mortgage Banking
■ Gain-on-Sale margin of 118 bps, up from
 (20) bps last quarter
 ■ Higher mix of government loans (~40%)
■ Originations of $6.8 billion as low rates
 continue to drive refinances
■ MSR hedging resulted in a positive $16mm

26
■ Proactively addressing asset quality challenges
 ■ Identifying, reserving for, and charging down problem loans
 ■ Expectations for losses in 2008 remain within the range of prior expectations
■ Pre-tax, pre-provision1 earnings of $172 million
■ Core businesses remain strong: Regional Banking and Capital Markets
■ Divesting national mortgage business, reducing its balance sheet usage
■ Winding down national lending portfolios
■ Implementing efficiency and productivity initiatives
■ Improving capital position and reducing balance sheet risk
 ■ TCE/TA estimated at 7.0%, Tier 1 at 10.4%
 ■ Assets expected to contract approximately $4 billion further by year-end 2008
1Pretax, pre-provision is a non-GAAP number and is pretax income less provision
Summary